Exhibit 4.2

EXECUTION COPY

STORE MASTER FUNDING I, LLC,

an Issuer,

STORE MASTER FUNDING II, LLC,

an Issuer,

STORE MASTER FUNDING III, LLC

an Issuer,

STORE MASTER FUNDING IV, LLC

an Issuer,

STORE MASTER FUNDING V, LLC

an Issuer,

STORE MASTER FUNDING VI, LLC

an Issuer,

STORE MASTER FUNDING VII, LLC

an Issuer,

and

CITIBANK, N.A.

as Indenture Trustee

SERIES 2016-1 SUPPLEMENT

Dated as of October 18, 2016

to

FIFTH AMENDED AND RESTATED MASTER INDENTURE

Dated as of October 18, 2016

NET-LEASE MORTGAGE NOTES, SERIES 2016-1

TABLE OF CONTENTS

		Page
ARTICLE I Definitions		3

Section 1.01.	Definitions	3

ARTICLE II Creation of the Series 2016-1 Notes; Payments on the Series 2016-1 Notes		9

Section 2.01.	Designation	9
Section 2.02.	Payments on the Series 2016-1 Notes	10
Section 2.03.	Redemption of the Series 2016-1 Notes	12
Section 2.04.	Reissuance of the Series 2016-1 Class A-2 (2017) Notes	12
Section 2.05.	Conditions Precedent to the Class A-2 (2017) Reissuance	13
Section 2.06.	Indenture Trustee Covenant	14

ARTICLE III Representations and Warranties		14

Section 3.01.	Representations and Warranties	14
Section 3.02.	Conditions Precedent Satisfied	15
Section 3.03.	Collateral Representations and Warranties	15

ARTICLE IV Miscellaneous Provisions		15

Section 4.01.	Reserved	15
Section 4.02.	Ratification of Indenture	15
Section 4.03.	Future Funding Deposit	15
Section 4.04.	Counterparts	16
Section 4.05.	Governing Law	16
Section 4.06.	Beneficiaries	16
Section 4.07.	Limited Recourse	16
Section 4.08.	Notice to the Rating Agency	17
Section 4.09.	Co-Issuer Status	17

Exhibits
EXHIBIT A	Additional Representations and Warranties

Schedules
SCHEDULE I-A	Properties / Tenants
SCHEDULE I-B	Mortgage Loans
SCHEDULE I-C	Representations and Warranties Exception Schedule
SCHEDULE II	Reserved
SCHEDULE III-A	Amortization Schedule (Series 2012-1 Notes)
SCHEDULE III-B	Amortization Schedule (Series 2013-1 Notes)
SCHEDULE III-C	Amortization Schedule (Series 2013-2 Notes)
SCHEDULE III-D	Amortization Schedule (Series 2013-3 Notes)
SCHEDULE III-E	Amortization Schedule (Series 2014-1 Notes)
SCHEDULE III-F	Amortization Schedule (Series 2015-1 Notes)
SCHEDULE III-G	Amortization Schedule (Series 2016-1 Class A-1 (2016) Notes)
SCHEDULE III-H	Amortization Schedule (Series 2016-1 Class A-2 (2017) Notes)
SCHEDULE III-I	Amortization Schedule (Series 2016-1 Class B Notes)

SERIES 2016-1 SUPPLEMENT, dated as of October 18, 2016 (the “Series 2016-1 Supplement”), among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC (each an “Issuer” and together, the “Issuers”) and the Indenture Trustee.

Pursuant to this Series 2016-1 Supplement to the Fifth Amended and Restated Master Indenture (the “Master Indenture”), dated as of October 18, 2016, between the Issuers and the Indenture Trustee, the Issuers and the Indenture Trustee hereby create a new Series of Notes (the “Series 2016-1 Notes”), which consists of the Series 2016-1 Class A-1 (2016) Notes (as defined below), the Series 2016-1 Class A-2 (2017) Notes (as defined below) and the Series 2016-1 Class B Notes (as defined below), and specify the Principal Terms thereof.

Pursuant to the Fourth Amended and Restated Master Indenture, dated as of April 16, 2015, as supplemented by the Series 2012-1 Supplement (“Series 2012-1 Supplement”), dated as of August 23, 2012, between STORE Master Funding I, LLC and the Indenture Trustee, as further supplemented by the Series 2013-1 Supplement (“Series 2013-1 Supplement”), dated as of March 27, 2013, between STORE Master Funding I, LLC, STORE Master Funding II, LLC and the Indenture Trustee, as further supplemented by the Series 2013-2 Supplement (“Series 2013-2 Supplement”), dated as of July 25, 2013, between STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC and the Indenture Trustee, as further supplemented by the Series 2013-3 Supplement (“Series 2013-3 Supplement”), dated as of December 3, 2013, between STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC and the Indenture Trustee, as further supplemented by the Series 2014-1 Supplement (“Series 2014-1 Supplement”), dated as of May 6, 2014, between STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC and the Indenture Trustee, and as further supplemented by the Series 2015-1 Supplement (“Series 2015-1 Supplement”), dated as of April 16, 2015, between STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC and the Indenture Trustee, STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC and STORE Master Funding VI, LLC issued the Net-Lease Mortgage Notes, Series 2014-1 (the “Series 2015-1 Notes”), with an initial series principal balance equal to $395,000,000.

Pursuant to the Third Amended and Restated Master Indenture, dated as of May 6, 2014, between STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC and the Indenture Trustee, as supplemented by the Series 2012-1 Supplement, as further supplemented by the Series 2013-1 Supplement, as further supplemented by the Series 2013-2 Supplement, as further supplemented by the Series 2013-3 Supplement, as further supplemented by the Series 2014-1 Supplement, STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC and STORE Master Funding V, LLC issued the Net-Lease Mortgage Notes, Series 2014-1 (the “Series 2014-1 Notes”), with an initial series principal balance equal to $277,500,000.

Pursuant to the Second Amended and Restated Master Indenture, dated as of December 3, 2013, between STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC and the Indenture Trustee, as supplemented by the Series 2012-1 Supplement, as further supplemented by the Series 2013-1 Supplement, as further supplemented by the Series 2013-2 Supplement and as further supplemented by the Series 2013-3 Supplement, STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC and STORE Master Funding IV, LLC issued the Net-Lease Mortgage Notes, Series 2013-3 (the “Series 2013-3 Notes”), with an initial series principal balance equal to $190,000,000.

Pursuant to the Amended and Restated Master Indenture (the “Amended and Restated Master Indenture”), dated as of March 27, 2013, between STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC and the Indenture Trustee, as supplemented by the Series 2012-1 Supplement, as further supplemented by the Series 2013-1 Supplement and as further supplemented by the Series 2013-2 Supplement, STORE Master Funding I, LLC, STORE Master Funding II, LLC and STORE Master Funding III, LLC issued the Net-Lease Mortgage Notes, Series 2013-2 (the “Series 2013-2 Notes”), with an initial series principal balance equal to $218,500,000.

Pursuant to the Amended and Restated Master Indenture, as supplemented by the Series 2012-1 Supplement and as further supplemented by the Series 2013-1 Supplement, STORE Master Funding I, LLC and STORE Master Funding II, LLC issued the Net-Lease Mortgage Notes, Series 2013-1 (the “Series 2013-1 Notes”), with an initial series principal balance equal to $270,000,000.

Pursuant to the Master Indenture, dated as of August 23, 2012, between STORE Master Funding I, LLC and the Indenture Trustee, as supplemented by the Series 2012-1 Supplement, STORE Master Funding I, LLC issued the Net-Lease Mortgage Notes, Series 2012-1 (the “Series 2012-1 Notes”), with an initial series principal balance equal to $229,500,000.

Pursuant to the Indenture, the Issuers, together with any applicable co-issuers, may from time to time direct the Indenture Trustee to authenticate one or more new Series of Notes. The Principal Terms of any new Series are to be set forth in a related Series Supplement to the Indenture.

ARTICLE I

DEFINITIONS

Section 1.01.                                    Definitions.

Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Indenture or in the Property Management Agreement, as applicable.

“Accrual Period”:  With respect to the Series 2016-1 Notes and any Payment Date, the period from and including the immediately preceding Payment Date (or, with respect to the initial Accrual Period, from and including the Series Closing Date) to, but excluding, such Payment Date.

“Allocated Loan Amount”:  As defined in the Property Management Agreement.

“Anticipated Repayment Date”:  With respect to the Series 2016-1 Class A-1 (2016) Notes, the Payment Date occurring in October 2026 and with respect to the Series 2016-1 Class A-2 (2017) Notes and the Series 2016-1 Class B Notes, the Payment Date occurring in April 2027.

“Class A-2 (2017) Reissuance Date”:  The date upon which STORE Capital or its affiliate sells the Series 2016-1 Class A-2 (2017) Notes to unaffiliated third-party investors; provided, that if the Series 2016-1 Class A-2 (2017) Notes are not sold to a third-party investor by December 31, 2017, they may be returned to the Issuers for cancellation in accordance with Section 2.04 of this Series 2016-1 Supplement.

“Class A-2 (2017) Reissuance”:  As defined in Section 2.04 hereof.

“Collateral Defect”:  As defined in the Property Management Agreement.

“Controlling Party”:  With respect to the Series 2016-1 Notes, the Series 2016-1 Class A Noteholders (excluding STORE Capital or any of its Affiliates) representing in the aggregate more than 50% of the Outstanding Principal Balance of the Series 2016-1 Class A Notes Outstanding (excluding any Notes held by STORE Capital or any of its Affiliates), or, if such Series 2016-1 Class A Notes have been paid in full, the Series 2016-1 Class B Noteholders (excluding STORE Capital or any of its Affiliates) representing in the aggregate more than 50% of the Outstanding Principal Balance of the Series 2016-1 Class B Notes Outstanding.

“Early Amortization Period”:  With respect to the Series 2016-1 Notes, (a) as defined in the Indenture and (b) in the event that the Issuers do not repay the Outstanding Principal Balance of the Series 2016-1 Notes in full on or prior to the applicable Anticipated Repayment Date.

“Guaranty”:  With respect to the Series 2016-1 Notes, the Guaranty, dated as of August 23, 2012, by STORE Capital in favor of the Indenture Trustee and the Collateral Agent, for the benefit of the Noteholders, as may be amended or restated from time to time.

“Indenture”:  With respect to the Series 2016-1 Notes, the Fifth Amended and Restated Master Indenture, dated as of October 18, 2016, as supplemented by the Series 2012-1 Supplement, the Series 2013-1 Supplement, the Series 2013-2 Supplement, the Series 2013-3 Supplement, the Series 2014-1 Supplement, the Series 2015-1 Supplement, this Series 2016-1 Supplement and any other Series Supplement, as applicable.

“Indenture Trustee Fee Rate”: With respect to the Series 2016-1 Notes and the Series 2015-1 Notes, 0.0085%.  With respect to the Series 2014-1 Notes, 0.0095%.  With respect to the Series 2012-1 Notes, the Series 2013-1 Notes, the Series 2013-2 Notes and the Series 2013-3 Notes, 0.0065%.

“Initial Purchaser”:  Each of Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. LLC and Goldman, Sachs & Co.

“IRB Hybrid Lease”: The Hybrid Lease set forth on Schedule I-A hereto corresponding to HealthRidge Fitness Center, as tenant.

“Issuer Interests”:  The limited liability company interests of STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC and STORE Master Funding VII, LLC.

“Issuer Member”:  With respect to the Series 2016-1 Notes, STORE Capital Acquisitions, LLC.

“Limited Liability Company Agreement”:  (i) The Second Amended and Restated Limited Liability Company Agreement of STORE Master Funding I, LLC, dated as of November 14, 2013; (ii) the Third Amended and Restated Limited Liability Company Agreement of STORE Master Funding II, LLC, dated as of November 14, 2013, (iii) the Second Amended and Restated Limited Liability Company Agreement of STORE Master Funding III, LLC, dated as of November 14, 2013, (iv) the Amended and Restated Limited Liability Company Agreement of STORE Master Funding IV, LLC, dated as of November 14, 2013, (v) the Amended and Restated Limited Liability Company Agreement of STORE Master Funding V, LLC, dated as of April 28, 2014, (vi) the Amended and Restated Limited Liability Company Agreement of STORE Master Funding VI, LLC, dated as of April 15, 2015, and (vii) the Amended and Restated Limited Liability Company Agreement of STORE Master Funding VII, dated as of October 13, 2016, LLC, each as may be amended or restated from time to time.

“Make Whole Amount”:  With respect to the Series 2016-1 Notes and any Payment Date (I) upon which any Unscheduled Principal Payment related to any Third-Party Option Price received as a result of a Third Party Purchase Option, Payoff Amounts received in connection with releases and sales of Leases and Properties, or any proceeds derived from each un-leased Property (exclusive of related operating costs, including certain reimbursements payable to the Property Manager in connection with the operation and disposition of such un-leased Property) shall be paid pursuant to Section 2.02 of this Series Supplement or (II) that occurs more than twelve (12) months prior to the Anticipated Repayment Date for the portion of the Class of Notes being prepaid, upon which a Voluntary Prepayment is made, the payment due to each Series 2016-1 Noteholder in an amount not less than zero (as calculated two (2) Business Days prior to such Payment Date) equal to: the product of (1) the Applicable Paydown Percentage and (2)(A) using the Reinvestment Yield, the sum of the present values of the scheduled payments of principal and interest remaining until the applicable Anticipated Repayment Date (calculated prior to the application of the Voluntary Prepayment or Unscheduled Principal Payment, as applicable), minus (B) the amount of principal repaid by the Voluntary Prepayment or Unscheduled Principal Payment, as applicable.

“Maximum Property Concentration”:  With respect to any Determination Date and any concentration set forth below, means a percentage equal to the aggregate Allocated Loan Amounts in such concentration over the Aggregate Allocated Loan Amounts of the Collateral Pool: (a) with respect to the Other Amusement and Recreation Industries (7139) industry group from the North American Industry Classification System as of any Determination Date, a percentage equal to 20.0%, and (b) in the case of any other industry group from the North American Industry Classification System (other than Restaurants and Other Eating Places, so long as no related Restaurant Concept exceeds 12.5% of the Allocated Loan Amount of the Collateral Pool) as of any Determination Date, a percentage no greater than 15.0% as of such Determination Date; (ii) with respect to any Tenant (including affiliates thereof), (a) in the case of the largest Tenant (including affiliates thereof) as of any Determination Date, a percentage equal to 12.5% and (b) in the case of the 5 largest Tenants (including affiliates thereof) as of any Determination Date, an aggregate percentage equal to 45% as of such Determination Date; (iii) (a) with respect to Properties located in any state (other than Texas, Illinois and Tennessee) as of any Determination Date, a percentage equal to 12.5%; (b) with respect to Properties located in Illinois or Tennessee as of any Determination Date, a percentage equal to 15.0% as of such Determination Date and (c) with respect to Properties located in Texas as of any Determination Date, a percentage equal to 27.5% as of such Determination Date; (iv) with respect to Properties with a 4-Wall FCCR less than 1.4x as of any Determination Date, a percentage equal to 12.0% as of such Determination Date; (v) with respect to ground leases as of any Determination Date, a percentage equal to 2% as of such Determination Date; (vi) with respect to Tenants which pay Percentage Rent only as of any Determination Date, a percent equal to 2.0% as of such Determination Date; (vii) with respect to Properties with less than 12 months of operating history at such location as of any Determination Date, a percentage equal to 10.0% as of such Determination Date and (viii) (a) with respect to Mortgage Loans, as of any Determination Date prior to a New Issuance, a percentage no greater than 0.0% as of such Determination Date and (b) with respect to Mortgage Loans, as of any Determination Date on or after the date of the first New Issuance, a percentage no greater than 20.0% as of such Determination Date.

“Post-ARD Additional Interest Rate”:  With respect to the Series 2016-1 Notes, a rate determined by the Property Manager to be the greater of (i) 5.0% and (ii) the applicable Post-ARD Reset Rate.

“Post-ARD Reset Rate”:  With respect to the Series 2016-1 Notes, the positive amount (expressed as a rate per annum), if any, by which (i) the sum of (A) the yield to maturity (adjusted to a “mortgage equivalent basis” pursuant to the standards and practices of the Securities Industry and Financial Markets Association) on the applicable Anticipated Repayment Date of United States Treasury Security having a term closest to ten (10) years, plus (B) 5.0%, plus (C) the applicable Post-ARD Spread exceeds (ii) the applicable Note Rate.

“Post-ARD Spread”:  (i) With respect to the Series 2016-1 Class A-1 (2016) Notes, a percentage equal to 2.44%, (ii) with respect to the Series 2016-1 Class A-2 (2017) Notes, a percentage equal to 2.42% and (iii) with respect to the Series 2016-1 Class B Notes, a percentage equal to 3.37%; provided, however, that with respect to the Series 2016-1 Class A-2 (2017) Notes, such annual rate may be reset by the Issuers as of the Class A-2 (2017) Reissuance Date.

“Private Placement Memorandum”:  With respect to the Series 2016-1 Notes, the Private Placement Memorandum dated October 13, 2016.

“Rated Final Payment Date”:  With respect to the Series 2016-1 Notes, the Payment Date occurring in October 2046.

“Reinvestment Yield”:  With respect to any Class of Series 2016-1 Notes, the yield on the United States Treasury Security having the closest maturity (month and year) to the weighted average life of such Class of Notes, based on the Anticipated Repayment Date of such

Class of Notes (prior to the application of any Voluntary Prepayment or Unscheduled Principal Prepayment with respect thereto; if more than one such quoted United States Treasury Security has the same maturity date, then the yield of the United States Treasury Security quoted closest to par), plus 0.50%.

“Scheduled Class A-1 Principal Balance”:  With respect to any Payment Date and the Series 2016-1 Class A-1 (2016) Notes, the amount set forth for such date on the Amortization Schedule annexed hereto as Schedule III-G.

“Scheduled Class A-2 Principal Balance”:  With respect to any Payment Date and the Series 2016-1 Class A-2 (2017) Notes, the amount set forth for such date on the Amortization Schedule annexed hereto as Schedule III-H.

“Scheduled Class A-1 Principal Payment”: With respect to each Payment Date and the Series 2016-1 Class A-1 (2016) Notes, an amount equal to the sum of (a) any unpaid portion of Scheduled Class A-1 Principal Payment from prior Payment Dates plus (b) the product of (i)(A) the related Scheduled Class A-1 Principal Balance for the prior Payment Date minus (B) the related Scheduled Class A-1 Principal Balance for the current Payment Date multiplied by (ii) a fraction (A) the numerator of which is equal to the Outstanding Principal Balance of the Series 2016-1 Class A-1 (2016) Notes (without taking into account any payments to be made on such Payment Date) minus the amounts specified in clause (a) of this definition and (B) the denominator of which is the Scheduled Class A-1 Principal Balance for the prior Payment Date.

“Scheduled Class A-2 Principal Payment”: With respect to each Payment Date and the Series 2016-1 Class A-2 (2017) Notes, an amount equal to the sum of (a) any unpaid portion of Scheduled Class A-2 Principal Payment from prior Payment Dates plus (b) the product of (i)(A) the related Scheduled Class A-2 Principal Balance for the prior Payment Date minus (B) the related Scheduled Class A-2 Principal Balance for the current Payment Date multiplied by (ii) a fraction (A) the numerator of which is equal to the Outstanding Principal Balance of the Series 2016-1 Class A-2 (2017) Notes (without taking into account any payments to be made on such Payment Date) minus the amounts specified in clause (a) of this definition and (B) the denominator of which is the Scheduled Class A-2 Principal Balance for the prior Payment Date.

“Scheduled Class B Principal Balance”:  With respect to any Payment Date and the Series 2016-1 Class B Notes, the amount set forth for such date on the Amortization Schedule annexed hereto as Schedule III-I.

“Scheduled Class B Principal Payment”: With respect to each Payment Date and the Series 2016-1 Class B Notes, an amount equal to (i) on any Payment Date prior to the Anticipated Repayment Date, zero dollars ($0) and (ii) on the Anticipated Repayment Date, the Outstanding Principal Balance of the Series 2016-1 Class B Notes.

“Series 2016-1 Class A Notes”:  The Series 2016-1 Class A-1 (2016) Notes and the Series 2016-1 Class A-2 (2017) Notes.

“Series 2016-1 Class A-1 (2016) Notes”: Any of the Series 2016-1 Class A-1 (2016) Notes, issued pursuant to this Series 2016-1 Supplement and the Indenture, executed by the Issuers and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibits A-1, A-2 or A-3 attached to the Indenture.

“Series 2016-1 Class A-2 (2017) Notes”: Any of the Series 2016-1 Class A-2 (2017) Notes, issued pursuant to this Series 2016-1 Supplement and the Indenture, executed by the Issuers and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibits A-1, A-2 or A-3 attached to the Indenture.

“Series 2016-1 Class A-1 (2016) Note Interest”:  On any Payment Date for the Series 2016-1 Class A-1 (2016) Notes, the interest accrued during the related Accrual Period at the Series 2016-1 Class A-1 (2016) Note Rate, applied to the Outstanding Principal Balance of the Series 2016-1 Class A-1 (2016) Notes before giving effect to any payments of principal on such Payment Date.

“Series 2016-1 Class A-2 (2017) Note Interest”:  On any Payment Date for the Series 2016-1 Class A-2 (2017) Notes, the interest accrued during the related Accrual Period at the Series 2016-1 Class A-2 (2017) Note Rate, applied to the Outstanding Principal Balance of the Series 2016-1 Class A-2 (2017) Notes before giving effect to any payments of principal on such Payment Date.

“Series 2016-1 Class A-1 (2016) Note Rate”: The Note Rate set forth in Section 2.01 hereof that corresponds to the Series 2016-1 Class A-1 (2016) Notes.

“Series 2016-1 Class A-2 (2017) Note Rate”: The Note Rate set forth in Section 2.01 hereof that corresponds to the Series 2016-1 Class A-2 (2017) Notes; provided, however, that the Series 2016-1 Class A-2 (2017) Note Rate may be reset by the Issuers on the Class A-2 (2017) Reissuance Date, as set forth in a written Issuer Order executed by the Issuers and delivered to the Indenture Trustee on such Class A-2 (2017) Reissuance Date.

“Series 2016-1 Class A-1 (2016) Noteholder”: With respect to any Series 2016-1 Class A-1 (2016) Note, the applicable Noteholder, as such term is further defined in the Indenture.

“Series 2016-1 Class A-2 (2017) Noteholder”: With respect to any Series 2016-1 Class A-2 (2017) Note, the applicable Noteholder, as such term is further defined in the Indenture; provided, that, notwithstanding anything to the contrary in the Indenture or any other Transaction Document, STORE Capital (or any affiliate thereof) will not have any voting rights with respect to the Series 2016-1 Class A-2 (2017) Notes.

“Series 2016-1 Class B Notes”: Any of the Series 2016-1 Class B Notes, issued pursuant to this Series 2016-1 Supplement and the Indenture, executed by the Issuers and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibits A-1, A-2 or A-3 attached to the Indenture.

“Series 2016-1 Class B Note Interest”:  On any Payment Date for the Series 2016-1 Class B Notes, the interest accrued during the related Accrual Period at the Series 2016-1 Class B Note Rate, applied to the Outstanding Principal Balance of the Series 2016-1 Class B Notes before giving effect to any payments of principal on such Payment Date.

“Series 2016-1 Class B Note Rate”: The Note Rate set forth in Section 2.01 hereof that corresponds to the Series 2016-1 Class B Notes.

“Series 2016-1 Class B Noteholder”: With respect to any Series 2016-1 Class B Note, the applicable Noteholder, as such term is further defined in the Indenture.

“Series 2016-1 Note”: Any of the Series 2016-1 Class A-1 (2016) Notes, Series 2016-1 Class A-2 (2017) Notes and the Series 2016-1 Class B Notes.

“Series 2016-1 Noteholder”:  Any of the Series 2016-1 Class A-1 (2016) Noteholders, Series 2016-1 Class A-2 (2017) Noteholders and the Series 2016-1 Class B Noteholders.

“Series Closing Date”:  October 18, 2016.

“U.S. Risk Retention Requirements”:  The U.S. risk retention requirements promulgated under the Dodd-Frank Act regarding credit risk retention, which come into effect in December 2016, that require, among other things, securitizers of asset-backed securities to retain, on an unhedged basis, at least 5% of the credit risk of the assets underlying the securities, subject to certain exemptions and exclusions.

ARTICLE II

CREATION OF THE SERIES 2016-1 NOTES; PAYMENTS ON THE SERIES 2016-1 NOTES

Section 2.01.                                    Designation.

(a)                                                                                           There is hereby created a Series of Notes consisting of the Series 2016-1 Class A-1 (2016) Notes, the Series 2016-1 Class A-2 (2017) Notes and the Series 2016-1 Class B Notes to be issued by the Issuers pursuant to the Indenture and this Series 2016-1 Supplement to be known as “Net-Lease Mortgage Notes, Series 2016-1.”  The Series 2016-1 Notes shall have the following Class designations, Initial Principal Balances, Note Rates and Ratings:

Class Designation	Initial Principal Balance	Note Rate		Ratings (S&P)
Series 2016-1 Class A-1 (2016) Notes	$200,000,000	3.96%		A+(sf)
Series 2016-1 Class A-2 (2017) Notes	$135,000,000	3.96	%(1)	A+(sf)
Series 2016-1 Class B Notes	$20,000,000	4.94%		BBB(sf)

(1)  The Note Rate with respect to the Series 2016-1 Class A-2 (2017) Notes may be reset by the Issuers on the Class A-2 (2017) Reissuance Date, as set forth in an Issuer Order executed by the Issuers and delivered to the Indenture Trustee on such Class A-2 (2017) Reissuance Date.

The Note Interest with respect to the Series 2016-1 Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Series 2016-1 Notes shall not have preference or priority over the Notes of any other Series except to the extent set forth in the Indenture. The Series 2016-1 Notes shall not be subordinate to any other Series.

(b)                                                                                           The initial Payment Date with respect to the Series 2016-1 Notes shall be the Payment Date occurring in November 2016.  The Rated Final Payment Date with respect to the Series 2016-1 Notes shall be in October 2046.

(c)                                                                                            The initial Collection Period with respect to the Series 2016-1 Notes shall be the period commencing on the Series Closing Date and ending on the Determination Date in November 2016.

(d)                                                                                           On the Series Closing Date, the Series 2016-1 Notes shall be issued in the form of Book-Entry Notes. On the Series Closing Date, the Series 2016-1 Class A-2 (2017) Notes and the Series 2016-1 Class B Notes offered and sold shall be issued in the form of Definitive Notes.  For the avoidance of doubt, the Series 2016-1 Notes may be transferred in accordance with Article II of the Master Indenture, subject to the additional requirements set forth herein.

(e)                                                                                            Each statement, notice or other document related to the Series 2016-1 Notes required to be provided to any applicable Rating Agency pursuant to Section 5.14 of the Indenture via email shall be sent to the following address: servicer_reports@sandp.com.

(f)                                                                                             The Series Disposition Period Date with respect to the Series 2016-1 Notes shall be the Payment Date occurring in October 2043.

Section 2.02.                                    Payments on the Series 2016-1 Notes.  On each Payment Date, the Indenture Trustee will apply the Series Available Amount with respect to the Series 2016-1 Notes for such Payment Date for the following purposes and in the following order of priority:

(1)                                           on a pro rata basis (a) to the Series 2016-1 Class A-1 (2016) Noteholders, the Series 2016-1 Class A-1 (2016) Note Interest, plus unpaid Series 2016-1 Class A-1 (2016) Note Interest from any prior Payment Date, together with interest on any such unpaid Series 2016-1 Class A-1 (2016) Note Interest at the Series 2016-1 Class A-1 (2016) Note Rate and (b) to the Series 2016-1 Class A-2 (2017) Noteholders, the Series 2016-1 Class A-2 (2017) Note Interest, plus unpaid Series 2016-1 Class A-2 (2017) Note Interest from any prior Payment Date, together with interest on any such unpaid Series 2016-1 Class A-2 (2017) Note Interest at the Series 2016-1 Class A-2 (2017) Note Rate;

(2)                                           to the Series 2016-1 Class B Noteholders, the Series 2016-1 Class B Note Interest, plus unpaid Series 2016-1 Class B Note Interest from any prior Payment Date, together with interest on any such unpaid Series 2016-1 Class B Note Interest at the Series 2016-1 Class B Note Rate;

(3)                                           (I) for so long as no Early Amortization Period has commenced or Event of Default has occurred and is continuing, on a pro rata basis, (i) to the Series 2016-1 Class A-1 (2016) Noteholders (until the Outstanding Principal Balance of the Series 2016-1 Class A-1 (2016) Notes has been reduced to zero), an amount up to the sum of the Scheduled Class A-1 Principal Payment and all Unscheduled Principal Payments allocable to the Series 2016-1 Notes for such Payment Date (based on the Outstanding Principal Balance of the Series 2016-1 Class A-1 (2016) Notes as a percentage of the Outstanding Principal Balance of the Class A Notes) and (ii) to the Series 2016-1 Class A-2 (2017) Noteholders (until the Outstanding Principal Balance of the Series 2016-1 Class A-2 (2017) Notes has been reduced to zero), an amount up to the sum of the Scheduled Class A-2 Principal Payment and all Unscheduled Principal Payments allocable to the Series 2016-1 Notes for such Payment Date (based on the Outstanding Principal Balance of the Series 2016-1 Class A-2 (2017) Notes as a percentage of the Outstanding Principal Balance of the Series 2016-1 Class A Notes); or (II) if an Early Amortization Period has commenced or Event of Default has occurred and is continuing, on a pro rata basis (based on the Outstanding Principal Balance of the Series 2016-1 Class A-1 (2016) Notes and the Series 2016-1 Class A-2 (2017) Notes as a percentage of the Outstanding Principal Balance of the Series 2016-1 Class A Notes) (i) to the Series 2016-1 Class A-1 (2016) Noteholders and (ii) to the Series 2016-1 Class A-2 (2017) Noteholders, all remaining Series Available Amounts until the Outstanding Principal Balance of the Series 2016-1 Class A Notes has been reduced to zero;

(4)                                           (I) for so long as no Early Amortization Period has commenced or Event of Default has occurred and is continuing, to the Series 2016-1 Class B Noteholders (until the Outstanding Principal Balance of the Series 2016-1 Class B Notes has been reduced to zero), an amount up to the sum of the Scheduled Class B Principal Payment and all Unscheduled Principal Payments allocable to the Series 2016-1 Notes for such Payment Date remaining after distributions to the Series 2016-1 Class A Noteholders pursuant to clause 3(I) immediately above; or (II) if an Early Amortization Period has commenced or Event of Default has occurred and is continuing, to the Series 2016-1 Class B Noteholders, all remaining Series Available Amounts until the Outstanding Principal Balance of the Series 2016-1 Class B Notes has been reduced to zero;

(5)                                           to the Series 2016-1 Class A-1 (2016) Noteholders and the Series 2016-1 Class A-2 (2017) Noteholders, pro rata, based on the amount payable, the Make Whole Amounts allocated to the Series 2016-1 Class A-1 (2016) Notes and the Series 2016-1 Class A-2 (2017) Notes, if any, due on such Payment Date;

(6)                                           to the Series 2016-1 Class B Noteholders, the Make Whole Amounts allocated to the Series 2016-1 Class B Notes, if any, due on such Payment Date;

(7)                                           to the Series 2016-1 Class A-1 (2016) Noteholders and the Series 2016-1 Class A-2 (2017) Noteholders, pro rata, based on the amount payable, any Post-ARD Additional Interest and Deferred Post-ARD Additional Interest, if any, due on the Series 2016-1 Class A-1 (2016) Notes and the Series 2016-1 Class A-2 (2017) Notes on such Payment Date;

(8)                                           to the Series 2016-1 Class B Noteholders, any Post-ARD Additional Interest and Deferred Post-ARD Additional Interest, if any, due on the Series 2016-1 Class B Notes on such Payment Date; and

(9)                                           to the Issuers, all remaining Series Available Amounts.

Section 2.03.                                    Redemption of the Series 2016-1 Notes.

(a)                                                                                           The Issuers may, at their option, elect to purchase the Outstanding Principal Balance of the Series 2016-1 Notes, in whole or in part, on any Business Day after July 2015 (such date, the “Series 2016-1 Redemption Date”) in an amount sufficient to pay (i) the then Outstanding Principal Balance of the Series 2016-1 Notes, plus all accrued and unpaid interest thereon, (ii) all amounts related to the Series 2016-1 Notes that are outstanding to the Indenture Trustee, the Property Manager, the Special Servicer and the Back-Up Manager and (iii) the required Make Whole Amount, if applicable, by giving written notice to the Indenture Trustee, the Property Manager, the Special Servicer, the Back-Up Manager and the Rating Agencies no less than fifteen (15) days prior to the Series 2016-1 Redemption Date.

(b)                                                                                           The Issuers may purchase the Outstanding Principal Balance of the Series 2016-1 Notes, in part, so long as the Issuers shall also purchase a pro rata amount of the Outstanding Principal Balance of each other Outstanding Series of Notes. On any Business Day that is less than or equal to twenty-four (24) months prior to the Anticipated Repayment Date of the related Class, the Issuers may purchase the Outstanding Principal Balance of any Class of the Series 2016-1 Notes, in whole, without purchasing the Outstanding Principal Balance of any other Class of Notes; provided, however, unless the Issuers purchase the Outstanding Principal Balance of all Outstanding Series of Notes, the Issuers may not purchase the Outstanding Principal Balance of any Class of Series 2016-1 Notes, in whole, if there shall be Outstanding (i) any other Series 2016-1 Notes or (ii) a Class of any other Series, in each case, with a higher alphabetical designation and an Anticipated Repayment Date that is the same as, or sooner than, the Anticipated Repayment Date of the Class of Notes being prepaid.

(c)                                                                                            In the event any option is exercised pursuant to this Section 2.03, the Issuers shall deposit into the Collection Account not later than the applicable Series 2016-1 Redemption Date an amount in immediately available funds equal to the amount described in Section 2.03(a) above. Upon confirmation that such deposit has been made, the Indenture Trustee shall: (1) remit principal amounts set forth under Section 2.03(a)(i) above, pro rata, to the Series 2016-1 Noteholders based on their respective Outstanding Principal Balances, and shall remit interest amounts set forth under Section 2.03(a)(i) above in accordance with the respective accrued and unpaid amounts to which they are then entitled to payment; and (2) pay all amounts set forth under Section 2.03(a)(ii) above to each applicable party as set forth in the applicable notice of redemption provided by the Issuers pursuant to this Section 2.03.

Section 2.04.                                    Reissuance of the Series 2016-1 Class A-2 (2017) Notes. The Series 2016-1 Class A-2 (2017) Notes shall be issued in definitive, physical form on the Series Closing Date and shall be issued in the name of “STORE SPE Securities Holding, LLC”, which shall acquire and hold the Series 2016-1 Class A-2 (2017) Notes on the Closing Date.  Provided that no Event of Default has occurred and is continuing, STORE SPE Securities Holding, LLC may (in its sole discretion) sell the Series 2016-1 Class A-2 (2017) Notes to unaffiliated third-party investors at a later date (the “Class A-2 (2017) Reissuance”) upon the satisfaction of the conditions precedent set forth in Section 2.05 below; provided, however, if the Series 2016-1 Class A-2 (2017) Notes are not sold by December 31, 2017, the Series 2016-1 Class A-2 (2017) Notes may be delivered by the Issuers to the Indenture Trustee for cancellation in accordance with the Indenture.  The Series 2016-1 Class A-2 (2017) Note Rate and the Post-ARD Spread with respect to the Series 2016-1 Class A-2 (2017) Notes may be reset by the Issuers as of the

Class A-2 (2017) Reissuance Date, as set forth in an Issuer Order executed by the Issuers and delivered to the Indenture Trustee at the time of such Class A-2 (2017) Reissuance.  STORE SPE Securities Holding, LLC will not have any voting rights with respect to the Series 2016-1 Class A-2 (2017) Notes. Notwithstanding the provisions of Article VIII of the Master Indenture, the reset of the Series 2016-1 Class A-2 (2017) Note Rate and the Post-ARD Spread with respect to the Series 2016-1 Class A-2 (2017) Notes shall not require the consent of any Noteholders and shall not be conditioned upon prior notice to any party or the Rating Agency.

Section 2.05.                                    Conditions Precedent to the Class A-2 (2017) Reissuance.  The Class A-2 (2017) Reissuance shall be subject to the accuracy of the representations and warranties of the Issuers contained herein as of the Class A-2 (2017) Reissuance Date, to the accuracy of the statements of the Issuers made in any certificates delivered pursuant hereto on the Class A-2 (2017) Reissuance Date, to the performance by the Issuers of their obligations hereunder and to the following additional conditions precedent to be completed on or before the Class A-2 (2017) Reissuance Date:

(a)                                                                                           receipt by the Indenture Trustee of an Issuer Order signed by the Issuers containing (1) the Series 2016-1 Class A-2 (2017) Note Rate,  (2) the Post-ARD Spread with respect to the Series 2016-1 Class A-2 (2017) Notes and (3) the Outstanding Principal Balance with respect to the Series 2016-1 Class A-2 (2017) Notes;

(b)                                                                                           receipt by the Indenture Trustee of a Tax Opinion stating that (1) the Series 2016-1 Class A-2 (2017) Notes will be characterized as indebtedness for U.S. federal income tax purposes upon the Class A-2 (2017) Reissuance and (2) the Class A-2 (2017) Reissuance will not (i) cause any Note (not including any Series 2016-1 Class A-2 (2017) Note), that for U.S. federal income tax purposes is issued and outstanding and was characterized as debt at the time of its issuance, to be characterized other than as indebtedness for U.S. federal income tax purposes, (ii) cause any of the Issuers to be treated as an association that is taxable as a corporation, a publicly-traded partnership that is taxable as a corporation or a taxable mortgage pool that is taxable as a corporation for U.S. federal income tax purposes or (iii) cause or constitute an event in which any U.S. federal income tax gain or loss would be recognized by any Noteholder of any Note (not including any Series 2016-1 Class A-2 (2017) Note) that is issued and outstanding for U.S. federal income tax purposes, or any Issuer;

(c)                                                                                            receipt by the Indenture Trustee of the physical Series 2016-1 Class A-2 (2017) Note, properly endorsed and delivered to the Indenture Trustee for transfer pursuant to Section 2.05(d)(iv) of the Master Indenture;

(d)                                                                                           receipt by the Indenture Trustee of a transferee certificate substantially in the form of Exhibit D-1 of the Master Indenture given by the transferee pursuant to Section 2.05(d)(iv) of the Master Indenture stating that such transferee is a Qualified Institutional Buyer and is obtaining such Series 2016-1 Class A-2 (2017) Note as a Restricted Global Note in a transaction meeting the requirements of Rule 144A;  and

(e)                                                                                            receipt by the Indenture Trustee of an Officer’s Certificate of each of the Issuers stating that:

(i)                                               the Issuers have amended, updated, supplemented and/or corrected the Private Placement Memorandum to the extent necessary, or provided such additional information together with the Private Placement Memorandum, so that it (together with any such amendment, update, supplement or correction) does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)                                            STORE Capital has complied with the U.S. Risk Retention Requirements by retaining the equity of the Issuers, representing an eligible horizontal residual interest in accordance with and in compliance with all restrictions set forth in the U.S. Risk Retention Requirements; and

(iii)                                         all conditions precedent in this Section 2.05 have been complied with.

Section 2.06.                                    Indenture Trustee Covenant.

The Indenture Trustee hereby covenants that it shall not accept a Series 2016-1 Class A-2 (2017) Notes for transfer prior to the satisfaction of the conditions precedent set forth in Section 2.05 above.  The Indenture Trustee hereby covenants that it shall not accept a Series 2016-1 Class B Note for transfer pursuant to Section 2.05(d)(ii), (iii) or (iv) of the Master Indenture prior to receipt of a Tax Opinion to the same effect with respect to such Series 2016-1 Class B Note as the Tax Opinion set forth in Section 2.04(e)(vi) of the Master indenture.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01.                                    Representations and Warranties.

(a)                                                                                           The Issuers and the Indenture Trustee hereby restate as of the Series Closing Date, or as of such other date as is specifically referenced in the body of such representation and warranty, all of the representations and warranties set forth in Section 2.19, Section 2.20, Section 2.21, Section 2.22, Section 5.06 and Section 9.04, as applicable, of the Indenture.

(b)                                                                                           Each of the Issuers and the Indenture Trustee hereby represents and warrants to each other as of the Series Closing Date:

(i)                                     it has full corporate power and authority to execute, deliver and perform under this Series 2016-1 Supplement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Series 2016-1 Supplement is in the ordinary course of its business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of its organizational documents, or any material agreement or instrument to which it is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which it or its property is subject, except any such violation that would not result in a material adverse effect on the business or financial condition of such party or the enforceability of any of the Transaction Documents.  The execution, delivery and performance by it of this Series 2016-1 Supplement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action.  This Series 2016-1 Supplement has been duly executed and delivered by it and constitutes the valid and legally binding obligation of it enforceable against it in accordance with its terms; and

(ii)                                  No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by it in connection with the execution, delivery or performance by it of this Series 2016-1 Supplement, or the consummation by it of the transactions contemplated hereby, except such as have already been obtained.

Section 3.02.                                    Conditions Precedent Satisfied.  The Issuers hereby represent and warrant to the Series 2016-1 Noteholders and the Indenture Trustee that, as of the Series Closing Date, each of the conditions precedent set forth in the Indenture, including but not limited to those conditions precedent set forth in Section 2.04(e) thereof, have been satisfied.

Section 3.03.                                    Collateral Representations and Warranties.  The Issuers hereby represent and warrant to the Indenture Trustee on behalf of the Series 2016-1 Noteholders that the representations and warranties set forth in Section 2.20, Section 2.21, and Section 2.22 of the Indenture and, if any, Exhibit A hereto are true and correct as of the Series Closing Date (or such other date as is set forth in any such representation or warranty) with respect to the Properties and Leases Granted by such Issuer on or prior to the Series Closing Date, except as otherwise set forth in Schedule I-C hereto.

ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.01.                                    Reserved.

Section 4.02.                                    Ratification of Indenture.  The Indenture is in all respects ratified and confirmed and the Indenture, as so supplemented by this Series 2016-1 Supplement, the Series 2015-1 Supplement, the Series 2014-1 Supplement, the Series 2013-3 Supplement, the Series 2013-2 Supplement, the Series 2013-1 Supplement and the Series 2012-1 Supplement, shall be read, taken and construed as one and the same instrument.

Section 4.03.                                    Future Funding Deposit.

(a)                                                                                           Notwithstanding the terms of Section 9.28 of the Master Indenture, on the Series Closing Date, the Issuers shall deposit into the Release Account $14,516,126.89 (the “Future Funding Deposit”) from the proceeds received in connection with the sale of the Series 2016-1 Notes.

(b)                                                                                           On any date on which an Issuer is obligated to fund a draw request made by a Tenant pursuant to a Lease, the Property Manager may withdraw the portion of the Future Funding Deposit from the Release Account to fund such obligation in accordance with such Lease.  Notwithstanding Section 7.01 of the Property Management Agreement, prior to February 1, 2017, no portion of the Future Funding Deposit may be utilized by the Issuers to acquire Qualified Substitute Properties, Qualified Substitute Hybrid Leases or Qualified Substitute Loans.  During the period commencing on February 1, 2017 and ending on August 31,

2017, any portion of the Future Funding Deposit in excess of $8 million may be utilized by the Issuers to acquire one or more Qualified Substitute Properties.  During the period commencing on September 1, 2017 and ending on August 31, 2018, all or a portion of the Future Funding Deposit may be utilized by the Issuers to acquire one or more Qualified Substitute Properties.  If any portion of the Future Funding Deposit remains on deposit in the Release Account on August 31, 2018, such amount shall be deposited as Unscheduled Proceeds into the Collection Account to be paid as Unscheduled Principal Payments on the related Payment Date.

Section 4.04.                                    Counterparts.  This Series 2016-1 Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original regardless of whether delivered in physical or electronic form, but all of which shall constitute one and the same instrument.

Section 4.05.                                    Governing Law.  THIS SERIES 2016-1 SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF, OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 4.06.                                    Beneficiaries.  As supplemented by this Series 2016-1 Supplement, the Indenture shall inure to the benefit of and be binding upon the parties hereto, the Series 2016-1 Noteholders, and their respective successors and permitted assigns.  No other Person shall have any right or obligation hereunder.

Section 4.07.                                    Limited Recourse.  Notwithstanding anything to the contrary herein or otherwise in the Indenture, the Series 2016-1 Notes are nonrecourse obligations solely of the Issuers and shall be payable only from the Collateral Pool.  Upon the exhaustion of the Collateral included in the Collateral Pool, any liabilities of the Issuers hereunder shall be extinguished.  Each Series 2016-1 Noteholder shall be deemed to have agreed, by acceptance of its Note, not to file or join in filing any petition in bankruptcy or commence any similar proceeding in respect of any Issuer for a period of two (2) years and thirty-one (31) days following payment in full of all of the Notes (including the Series 2016-1 Notes) issued or co-issued by the Issuers under the Indenture.

Notwithstanding the foregoing, the Indenture Trustee, on behalf of the Series 2016-1 Noteholders, shall have the right to enforce the liability and obligation of any Issuer hereunder, by money judgment or otherwise, to the extent of any loss, damage, cost, expense, liability, claim or other obligation incurred by such Noteholders (including attorneys’ fees and costs reasonably incurred) arising out of or in connection with the following: (i) fraud or intentional misrepresentation by such Issuer in connection with the Series 2016-1 Notes, the Indenture and/or any other Transaction Documents; (ii) intentional acts constituting gross negligence or willful misconduct or bad faith of such Issuer; (iii) intentional destruction or waste of any Property by such Issuer; (iv) the breach of any representation, warranty, covenant or indemnification provision in the Indenture or any other Transaction Document concerning Environmental Laws, Hazardous Substances or Asbestos; (v) the removal or disposal of any portion of any Property during the continuation of an Event of Default; (vi) the misapplication or conversion by such Issuer of (A) any Insurance Proceeds, (B) any Condemnation Proceeds, (C)

any Monthly Lease Payments following an Event of Default, (D) any Monthly Lease Payments paid more than one month in advance, (E) any premiums for any Property Insurance Policies required under the Property Management Agreement received by such Issuer from any third party or Tenant or (F) any funds received by such Issuer for payment of Taxes or other charges that can create liens on any portion of any Property; or (vii) any security deposits (including letters of credit) collected with respect to any Property which are not delivered to the Indenture Trustee upon a foreclosure of such Property or other action in lieu thereof, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the Leases prior to the occurrence of the Event of Default that gave rise to such sale or foreclosure or action in lieu thereof.

Section 4.08.                                    Notice to the Rating Agency.  Any communication provided for or permitted hereunder or otherwise pursuant to the Indenture shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given if delivered by courier or mailed by first class mail, postage prepaid, or if transmitted by facsimile and confirmed in a writing delivered or mailed as aforesaid, to, in the case of Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, which is a division of S&P Global, Inc., 55 Water Street, 41st Floor, New York, New York, 10004, Attention:  Asset-Backed Surveillance Department, facsimile number: (212) 438-2435; or, as to such Person, such other address or facsimile number as may hereafter be furnished by such Person to the parties hereto in writing.

Section 4.09.                                    Co-Issuer Status. Each Issuer shall be a co-issuer of the Series 2012-1 Notes, the Series 2013-1 Notes, the Series 2013-2 Notes, the Series 2013-3 Notes, the Series 2014-1 Notes, the Series 2015-1 Notes and the Series 2016-1 Notes and each Issuer shall have all the rights and obligations of each other Issuer under each of the Transaction Documents.

IN WITNESS WHEREOF, the Issuers and the Indenture Trustee have caused this Series 2016-1 Supplement to be duly executed and delivered by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

STORE MASTER FUNDING I, LLC,
a Delaware limited liability company, as Issuer

By:	/s/Michael T. Bennett
Name:	Michael T. Bennett
Title:	Executive Vice President - General Counsel

STORE MASTER FUNDING II, LLC,
a Delaware limited liability company, as Issuer

By:	/s/Michael T. Bennett
Name:	Michael T. Bennett
Title:	Executive Vice President - General Counsel

STORE MASTER FUNDING III, LLC,
a Delaware limited liability company, as Issuer

By:	/s/Michael T. Bennett
Name:	Michael T. Bennett
Title:	Executive Vice President - General Counsel

STORE MASTER FUNDING IV, LLC,
a Delaware limited liability company, as Issuer

[Indenture Supplement - STORE 2016-1]

By:	/s/Michael T. Bennett
Name:	Michael T. Bennett
Title:	Executive Vice President - General Counsel

STORE MASTER FUNDING V, LLC,
a Delaware limited liability company, as Issuer

By:	/s/Michael T. Bennett
Name:	Michael T. Bennett
Title:	Executive Vice President - General Counsel

STORE MASTER FUNDING VI, LLC,
a Delaware limited liability company, as Issuer

By:	/s/Michael T. Bennett
Name:	Michael T. Bennett
Title:	Executive Vice President - General Counsel

STORE MASTER FUNDING VII, LLC,
a Delaware limited liability company, as Issuer

By:	/s/Michael T. Bennett
Name:	Michael T. Bennett
Title:	Executive Vice President - General Counsel

[Indenture Supplement - STORE 2016-1]

CITIBANK, N.A.,
not in its individual capacity but solely as
Indenture Trustee

By:	/s/John Hannon
Name:	John Hannon
Title:	Vice President

[Indenture Supplement - STORE 2016-1]

EXHIBIT A

ADDITIONAL REPRESENTATIONS AND WARRANTIES

[NONE.]

SCHEDULE I-A

PROPERTIES / TENANTS

Tenant	Number of Owned Properties	Collateral Value	% of Aggregate Collateral Value	Monthly Rent	% of Monthly Rent	WA Unit FCCR(1)
RMH Franchise Corporation	28	$71,800,000	2.84%	$465,293	2.67%	1.90
Gander Mountain Company	8	$67,960,000	2.69%	$445,915	2.56%	1.87
Rainbow Early Education Holding, LLC	36	$53,300,000	2.11%	$370,110	2.12%	2.23
Sailormen, Inc.	41	$51,656,266	2.04%	$400,542	2.30%	2.47
At Home Stores LLC	4	$49,353,457	1.95%	$354,317	2.03%	3.48
Conn Appliances, Inc.	7	$43,630,000	1.73%	$299,550	1.72%	7.03
Captain D’s, LLC	52	$43,280,000	1.71%	$278,309	1.60%	2.06
Hill Country Furniture Partners, LTD.	6	$42,820,000	1.69%	$297,313	1.71%	4.11
FreedomRoads, LLC	7	$42,730,000	1.69%	$341,885	1.96%	3.52
Zips Portfolio I, LLC	19	$41,800,000	1.65%	$274,008	1.57%	1.95
Cadence Education, Inc.	13	$40,570,000	1.60%	$276,437	1.59%	1.90
National Veterinary Associates, Inc.	23	$40,050,000	1.58%	$269,723	1.55%	3.26
Main Event Entertainment, LP	4	$37,430,000	1.48%	$257,475	1.48%	3.25
M Fitness, LLC	5	$36,410,000	1.44%	$247,488	1.42%	2.31
O’Charley’s LLC	15	$36,210,000	1.43%	$239,400	1.37%	2.73
21st Century Oncology, LLC	11	$35,850,000	1.42%	$239,000	1.37%	2.43
American Multi-Cinema, Inc.	4	$34,950,000	1.38%	$241,869	1.39%	2.22
Nobel Learning Communities, Inc.	15	$34,020,000	1.35%	$242,954	1.39%	1.55
The Dufresne Spencer Group, LLC	6	$33,470,000	1.32%	$221,838	1.27%	2.70
The Sunshine House, Inc.	31	$32,990,000	1.31%	$234,641	1.35%	1.61
Titan Machinery Inc.	6	$32,320,000	1.28%	$242,701	1.39%	1.19
Pleasanton Fitness, LLC	7	$32,270,000	1.28%	$211,091	1.21%	1.78
AAA SCMLA, Inc.	3	$31,960,000	1.26%	$214,022	1.23%	4.28
Pretium Packaging, L.L.C.	5	$31,910,000	1.26%	$204,719	1.18%	8.07
Lakeview Health Systems, L.L.C.	1	$31,770,000	1.26%	$217,303	1.25%	7.75
Children’s Learning Center SPE, LLC	4	$31,250,000	1.24%	$228,487	1.31%	0.90
Cafe Enterprises, Inc.	16	$31,050,000	1.23%	$219,531	1.26%	1.20

(1)  Note: WA Unit FCCRs exclude from the calculations Properties where Unit FCCRs are not available or the Property is vacant.

Tenant	Number of Owned Properties	Collateral Value	% of Aggregate Collateral Value	Monthly Rent	% of Monthly Rent	WA Unit FCCR(1)
Granite City Restaurant Operations, Inc.	7	$30,750,000	1.22%	$209,667	1.20%	2.47
DW Restaurant Holder, LLC	10	$28,095,000	1.11%	$175,800	1.01%	1.75
Ashton Gardens, LLC	4	$26,830,000	1.06%	$188,611	1.08%	2.08
Pace Industries, LLC	12	$25,930,000	1.03%	$221,127	1.27%	6.87
Best Friends Pet Care, Inc.	15	$25,440,000	1.01%	$174,178	1.00%	2.20
PetVet Care Centers, LLC	12	$25,050,000	0.99%	$160,408	0.92%	5.74
Cornerstone Fitness - Texas, LLC	5	$24,340,000	0.96%	$183,624	1.05%	1.83
Buddy’s Newco, LLC	19	$24,320,000	0.96%	$174,497	1.00%	1.84
TM Restaurant Group LLC	6	$23,510,000	0.93%	$151,136	0.87%	2.67
Eastwynn Theaters, Inc.	3	$23,110,000	0.91%	$164,990	0.95%	2.01
Platinum Corral, L.L.C.	7	$22,080,000	0.87%	$148,407	0.85%	1.78
Gibson Brands, Inc.	3	$21,390,000	0.85%	$196,457	1.13%	N/R
Children of America, Inc.	7	$20,740,000	0.82%	$123,654	0.71%	1.40
BWT, LLC	8	$20,400,000	0.81%	$139,265	0.80%	5.79
Frank All Star Theaters, LLC	4	$20,310,000	0.80%	$158,065	0.91%	1.09
Lamrite West, Inc.	3	$20,240,000	0.80%	$126,431	0.73%	2.78
MDO Holdings, LLC	7	$18,630,000	0.74%	$133,025	0.76%	2.33
Flagler Construction Equipment, LLC	3	$18,620,000	0.74%	$151,870	0.87%	2.46
Apex Parks Group, LLC	1	$18,030,000	0.71%	$130,669	0.75%	3.15
LPAC Broadway Building LLC	1	$17,418,421	0.69%	$110,000	0.63%	1.61
Wisconsin Label Corporation	5	$17,040,000	0.67%	$106,530	0.61%	2.25
KRG Kings, LLC	11	$16,990,000	0.67%	$111,785	0.64%	2.16
JPS SPE, LLC	1	$16,830,000	0.67%	$129,049	0.74%	1.45
Texas S&S Restaurants LLC	15	$16,220,000	0.64%	$115,340	0.66%	1.54
Rupari Food Services, Inc.	1	$16,000,000	0.63%	$123,186	0.71%	-0.03
Fred’s, Inc.	9	$15,560,000	0.62%	$106,045	0.61%	1.15
Cooper’s Hawk Intermediate Holdings, LLC	3	$15,125,000	0.60%	$108,562	0.62%	5.54
SRG Capital City Holdings, LLC	13	$15,010,000	0.59%	$98,853	0.57%	1.99
Chowdhury & Hines Chicken, Inc.	17	$14,960,000	0.59%	$101,750	0.58%	1.79
Four Corners Holdings, Inc.	3	$14,600,000	0.58%	$99,016	0.57%	3.23
Tulsa’s Incredible Pizza Real Estate Company, LLC	2	$14,500,000	0.57%	$109,425	0.63%	2.29
Anderson Wings, LLC	5	$13,750,000	0.54%	$93,704	0.54%	1.95
National Packaging Service Corporation	2	$13,570,000	0.54%	$91,667	0.53%	1.92

Tenant	Number of Owned Properties	Collateral Value	% of Aggregate Collateral Value	Monthly Rent	% of Monthly Rent	WA Unit FCCR(1)
Higher Education Partners LLC	3	$13,000,000	0.51%	$104,568	0.60%	2.73
Morgan’s Foods, Inc.	11	$12,580,000	0.50%	$81,732	0.47%	2.74
The Krystal Company	11	$12,510,000	0.49%	$97,761	0.56%	2.55
Taco John’s of Iowa, Inc.	12	$12,340,000	0.49%	$81,380	0.47%	3.32
Goodrich Quality Theaters, Inc.	1	$12,300,000	0.49%	$93,361	0.54%	1.53
Viking Restaurants, LLC	11	$11,960,000	0.47%	$96,365	0.55%	2.24
CPB Foods, LLC	4	$11,510,000	0.46%	$77,566	0.45%	1.24
Trident Holdings LLC	12	$11,300,000	0.45%	$75,053	0.43%	2.39
Arizona Prep Real Estate, LLC	1	$11,200,000	0.44%	$74,371	0.43%	0.15
Huntsville Wholesale Furniture, Inc.	2	$11,190,000	0.44%	$84,236	0.48%	1.68
Consolidated Wings Investment, LLC	4	$10,900,000	0.43%	$70,564	0.41%	4.63
Capital Pizza Huts, Inc.	11	$10,800,000	0.43%	$66,725	0.38%	1.49
Maplewood Jakes Inc.	3	$10,440,000	0.41%	$70,063	0.40%	1.30
Conleasco, Inc.	1	$10,410,000	0.41%	$71,719	0.41%	3.27
U.S. Auto Parts Network, Inc.	1	$10,340,000	0.41%	$72,929	0.42%	N/R
Kraft Foods Group, Inc.	1	$10,150,000	0.40%	$76,081	0.44%	N/R
Famous Five Dining, Inc.	4	$9,940,000	0.39%	$62,833	0.36%	1.87
Fitness & Sports Clubs, LLC	1	$9,600,000	0.38%	$72,000	0.41%	N/R
GlaxoSmithKline LLC	1	$9,430,000	0.37%	$62,228	0.36%	N/R
Norsan Restaurant Group, LLC	6	$9,255,000	0.37%	$72,282	0.41%	1.44
Tennessee Operating Partners, LLC	7	$9,250,000	0.37%	$59,232	0.34%	2.14
Compass Enterprises, Inc.	3	$9,220,000	0.36%	$64,795	0.37%	2.03
Premier Air Center, Inc.	1	$8,800,000	0.35%	$61,510	0.35%	14.69
Potomac Family Dining Group Operating Company, LLC	3	$8,750,000	0.35%	$54,623	0.31%	2.47
Harbor SPE, LLC	2	$8,740,000	0.35%	$69,146	0.40%	0.26
LG Fitness, LLC	2	$8,680,971	0.34%	$66,758	0.38%	1.23
E.S. Investments, LLC	1	$8,660,000	0.34%	$64,248	0.37%	N/R
Halo Country, LLC	9	$8,530,000	0.34%	$50,729	0.29%	1.41
Rite Rug Co.	5	$8,410,000	0.33%	$57,950	0.33%	1.18
Fitness Alliance, LLC	1	$8,300,000	0.33%	$59,583	0.34%	1.89
Child Development Schools, Inc.	8	$8,230,000	0.33%	$61,175	0.35%	2.47
AnazaoHealth Corporation	1	$8,220,000	0.33%	$53,185	0.31%	2.53
Boom Holdings, LLC	9	$8,120,000	0.32%	$54,152	0.31%	2.15

Tenant	Number of Owned Properties	Collateral Value	% of Aggregate Collateral Value	Monthly Rent	% of Monthly Rent	WA Unit FCCR(1)
TGS Holdings, LLC	2	$8,030,000	0.32%	$55,400	0.32%	2.65
Lectrus Corporation	1	$8,020,000	0.32%	$58,576	0.34%	6.09
SPG Holdings, LLC	1	$7,760,000	0.31%	$58,287	0.33%	N/R
The Penray Companies, Inc.	2	$7,690,000	0.30%	$52,476	0.30%	3.10
Emerging Brands, Inc.	9	$7,540,000	0.30%	$55,340	0.32%	2.28
Fifth Day Restaurants, LLC	3	$7,540,000	0.30%	$51,687	0.30%	1.50
Hilex Poly Co. LLC	1	$7,540,000	0.30%	$56,662	0.33%	N/R
Other	178	$365,353,901	14.45%	$2,535,560	14.56%	3.55
N/R - Vacant	11	$26,990,000	1.07%	N/R	N/R	N/R
Total:	962	$2,527,728,016	100.00%	$17,417,603	100.00%	2.84

Columns may not sum due to rounding

SCHEDULE I-B

MORTGAGE LOANS

NONE.

I-B-1

SCHEDULE I-C

REPRESENTATIONS AND WARRANTIES EXCEPTION SCHEDULE

Representations and Warranties Exceptions

Master Indenture Section 2.20(s)

The operation of any of the terms of the related Lease, or the exercise of any rights thereunder, does not render the Lease unenforceable, in whole or in part, or subject to any right of rescission, set-off, abatement, diminution, counterclaim or defense.

Tenant Name: GlaxoSmithKline LLC

Property ID: P0000995

If the premises are partially destroyed and still tenantable, rent is proportionately reduced while landlord performs required repairs.

Tenant Name: Black Angus Steakhouses, LLC

Property ID: P0001101

In the event of a partial condemnation, rent shall be proportionally reduced for the remainder of the Term.

Master Indenture Section 2.20(t)

Except as set forth on a schedule to the applicable Series Supplement, each Property (1)  is free of any damage that would materially and adversely affect the use or value of such Property and (2) in good repair and condition so as not to materially and adversely affect the use or value of such Property; and all improvements contained on such Property are in good working order so as not to materially and adversely affect the use or value of such Property.

Tenant Name: Captain D’s, LLC

Property ID: P0001210

In June 2016, the related Tenant notified STORE that a fire at the Property located at 2434 Gallia Street, in Portsmouth, Ohio damaged the building extensively.  According to the related tenant, the restaurant is not operational and the tenant has exercised their right to substitute a replacement property.

Master Indenture Section 2.20(v)(i)

Except as set forth on a schedule to the applicable Series Supplement, the related Owned Properties are not subject to any leases other than the Leases described in the Lease Schedule attached to the applicable Series Supplement and made a part of the Master

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Indenture and subleases or assignments thereunder. No person has any possessory interest in any Owned Property or right to occupy the same except under and pursuant to the provisions of the Leases and subleases or assignments permitted thereunder.  The Leases are in full force and effect and there are no material defaults thereunder by the related Issuer or any Tenant. No rent (including security deposits) has been paid more than one (1) month in advance of its due date. All material work, if any, to be performed by such Issuer under each Lease has been performed as required and has been accepted by the applicable Tenant, and any payments, free rent, partial rent, rebate of rent or other payments, credits, allowances or abatements required to be given by such Issuer to any Tenant has already been received by such Tenant. There has been no prior sale, transfer or assignment from such Issuer of any Owned Property or Leases in the Collateral or hypothecation or pledge by such Issuer of any Lease or of the rents received therein, except for such hypothecation or pledges to the Indenture Trustee for the benefit of the holders of the Notes and any Related Series Notes or that have been released. Except as permitted under certain leases referenced on a schedule to the applicable Series Supplement, no Tenant listed on the Lease Schedule attached to the Series Supplement has assigned its Lease, and no such Tenant holds its leased premises under assignment or sublease. Such Lease Schedule to the applicable Series Supplement sets forth a true and correct list of each Owned Property that is subject to a Third Party Purchase Option or an option to terminate such Lease prior to the Rated Final Payment Date, together with the earliest date on which each such option may be exercised.

Tenant Name: Lectrus Corporation

Property ID: P000928

If Issuer refuses to consent to an Assignment or Change of Control, whether or not reasonably, Tenant shall have the option to purchase the premises form Issuer for a purchase price equal to the greater of the fair market value of the premises or 115% of the Purchase Price paid by Issuer under the Purchase Agreement (plus any additional funds invested by Issuer pursuant to Lease).

Tenant Name: Wynn-Hoff Group, LLC

Property ID: P0001244

Franchisor has a right to cure and assume Tenant’s obligations upon Tenant default under the Lease

Master Indenture Section 2.20(v)(iv)

Except as set forth on a schedule to the applicable Series Supplement neither such Issuer nor to such Issuer’s knowledge, any Tenant is the subject of any bankruptcy or insolvency proceeding.

Tenant Name: Logan’s Roadhouse, Inc.

Property IDs:  P0000462

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Tenant filed for bankruptcy on August 8, 2016.

Master Indenture Section 2.20(v)(vi)

Except as set forth on a schedule to the applicable Series Supplement, the obligations of the related Tenant under the Lease, including, but not limited to, the obligation of Tenant to pay rent, are not affected by reason of: (i) any damage to or destruction of any portion of a related Property, except damage to such Property caused by casualty in the last twelve (12) or twenty-four (24) months of the lease term or substantial damage to the leased property such that the improvements cannot be repaired so as to allow Tenant to conduct a substantial part of its business within a specified time period ranging from one hundred eighty (180) days to one (1) year; (ii) any taking of such Property, except a total condemnation and taking of the leased property or a partial condemnation and taking that renders the leased property unsuitable for the continuation of Tenant’s business; (iii) any prohibition, limitation, interruption, cessation, restriction, prevention or interference of Tenant’s use, occupancy or enjoyment of such Property, except with respect to certain abatement rights in connection with casualty and condemnation which may be provided for under the related Lease.

Tenant Name: Captain D’s, LLC

Property ID: P0001210

In June 2016, the related Tenant notified STORE that a fire at the Property located at 2434 Gallia Street, in Portsmouth, Ohio damaged the building extensively.  According to the related tenant, the restaurant is not operational and the tenant has exercised their right to substitute a replacement property.

Master Indenture Section 2.20(v)(vii)

Except as set forth on a schedule to the applicable Series Supplement, every obligation associated with owning, developing and operating the Property, including, but not limited to, the costs associated with utilities, taxes, insurance, capital and structural improvements, maintenance and repairs is an obligation of Tenant.

Tenant Name: Fred’s Stores Leases

Property IDs: P0000499; P0000500; P0000501; P0000502; P0000503; P0000505; P0000506; P0000507; P0000508

The Fred’s Store Leases require the landlord to be responsible for certain matters relating to construction of the improvements, maintenance of the exterior of the related Owned Properties, structural, plumbing and electrical components of the improvements, maintenance of equipment and maintenance of certain insurance. Upon assumption of the Fred’s Stores Leases, STORE Master Funding III required the developer/seller of the related Owned Properties to enter into a separate Undertaking Agreement, whereby the developer agreed to perform all landlord obligations under the Fred’s Stores Leases. Additionally, the related Tenant has executed a lease amendment acknowledging the terms and provisions of the Undertaking Agreement and agreeing

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to look to the developer for the performance of all obligations of the landlord under the respective Fred’s Stores Leases.

Tenant Name: T&C Markets, Houghton, Inc.

Property ID: P0000616

Pursuant to the terms of the T&C Market Lease, STORE Master Funding IV is required to repair and maintain the structural components of the related Owned Property (including the foundation and the roof) as well as the parking lot adjacent to the related Owned Property.

Tenant Name: Fitness & Sports Clubs, LLC

Property ID: P0000827

Pursuant to the terms of the Lease with respect to Fitness & Sports Clubs, LLC, STORE Master Funding V is required to maintain, repair and replace the structural elements and exterior surfaces of the roof and exterior walls of the facility.

Tenant Name: GGH-Humble, LLC

Property ID: P0000712

Pursuant to the terms of the Lease with respect to GGH-Humble, LLC, STORE Master Funding V is responsible for certain aspects of the structural system (including the roof, load-bearing walls and floor slabs), building exterior and masonry walls of the facility.

Tenant Name: Kraft Foods North America, Inc.

Property ID: P0000826

Pursuant to the terms of the Lease with respect to Kraft Foods North America, Inc., STORE Master Funding V is required to maintain, repair and replace certain structural elements of the building (including the foundation, exterior walls and roof, but excluding the roof membrane).

Phoenix Children’s Academy, Inc.

Property ID: P0000771

Pursuant to the terms of the Lease with respect to Phoenix Children’s Academy, Inc., STORE Master Funding V is required to repair or replace the foundation, exterior or interior load-bearing walls and the roof, provided that the damage or destruction is not covered by insurance.

Tenant Name: AMC Calumet City

Property ID: P0000862

Issuer shall, at its expense, maintain/repair the foundation, roof, exterior walls (excluding storefronts) and all loadbearing portions of the Properties.  Issuer may recover from Tenant the

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costs of such repairs occasioned by Tenant’s negligence.  Issuer shall not be responsible for any loss to Tenant or Tenant’s business as a result of Issuer fulfilling its obligations relating to these repairs.

Tenant Name: AMC Lansing

Property ID: P0000863

Issuer shall, at its expense, maintain/repair the foundation, roof, exterior walls (excluding storefronts) and all loadbearing portions of the Properties. Issuer may recover from Tenant the costs of such repairs occasioned by Tenant’s negligence.  Issuer shall not be responsible for any loss to Tenant or Tenant’s business as a result of Issuer fulfilling its obligations relating to these repairs.

Tenant Name: GlaxoSmithKline LLC

Property ID: P0000995

If the premises are partially destroyed Issuer shall promptly and diligently repair the premises.  Issuer is required to maintain contractual and comprehensive general liability insurance, including public liability and property damage in amounts not less than $5,000,000 per occurrence/ $10,000,000 aggregate.  Excepting damage caused by Tenant, Issuer shall maintain and make all necessary structural repairs to the foundations, load bearing walls and roof of the Building and premises.  Tenant is not required to make any repairs to HVAC System above $50,000 during the last 24 months of the then-existing term unless proximately caused by Tenant’s breach.

Tenant Name: Lowe’s Home Centers, LLC

Property ID: P0001022

Issuer is responsible for repair and replacement and maintenance of the roof, exterior walls, and structural portions of the demised premises, including concrete slab floors (excluding plate glass and doors); and repair or replacement of any utility systems lying outside the main storeroom building and providing service to these improvements exclusive of aboveground mechanicals.  If Tenant has to perform these responsibilities and Issuer fails to reimburse, then Tenant may offset against rent. Tenant has abatement, set-off and termination rights.

Master Indenture Section 2.20(v)(viii)

Except as set forth on a schedule to the applicable Series Supplement, such Issuer, as lessor under the Lease, does not have any material monetary or non-monetary obligations under the Lease and has made no representation or warranty under the Lease, the breach of which would result in the abatement of rent, a right of setoff or termination of the Lease.

Tenant Name: GlaxoSmithKline LLC

Property ID: P0000995

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If the premises are partially destroyed, Issuer shall promptly and diligently repair the premises.  Issuer is required to maintain contractual and comprehensive general liability insurance, including public liability and property damage in amounts not less than $5,000,000 per occurrence/ $10,000,000 aggregate.  Excepting damage caused by Tenant, Issuer shall maintain and make all necessary structural repairs to the foundations, load bearing walls and roof of the Building and premises. Tenant is not required to make any repairs to HVAC System above $50,000 during the last 24 months of the then-existing term unless proximately caused by Tenant’s breach.

Tenant Name: Child Development Schools, Inc.

Property IDs: P0000156; P0000157; P0000158; P0000159; P0000160; P0000828; P0000830; P0000874

Upon a Lessor default, Lessee may cure such default and offset all costs and expenses incurred in connection with such cure against Base Monthly Rent.  Issuer’s obligations primarily relate to provision of approvals and provision of documents received. There are no maintenance or repair obligations.

Tenant Name: Lowe’s Home Centers, LLC

Property ID: P0001022

Tenant has abatement, set-off and termination rights.

Master Indenture Section 2.20(v)(x)

Except as set forth on a schedule to the applicable Series Supplement, the Tenant has agreed to indemnify such Issuer, as lessor under the Lease, from any claims of any nature relating to the Lease and the related Property other than the lessor’s gross negligence or willful misconduct, including, without limitation, arising as a result of violations of Environmental Laws resulting from the Tenant’s operation of the property.

Tenant Name: GlaxoSmithKline LLC

Property ID: P0000995

Tenant does not indemnify Issuer for negligence (as opposed to gross negligence) or willful misconduct of Issuer.  Tenant is not responsible for (i) pre-existing environmental conditions or (ii) environmental conditions caused by third parties.

Tenant Name: BHG XXXVI, LLC

Property ID: P0001080; P0001081

Tenant indemnity excludes losses as a result of Landlord negligence (as opposed to gross negligence).

Tenant Name: Wynn-Hoff Group, LLC

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Property ID: P0001244

Tenant indemnity excludes losses as a result of Landlord negligence (as opposed to gross negligence).

Tenant Name: Black Angus Steakhouses, LLC

Property ID: P0001101

Tenant indemnity excludes losses as a result of Landlord negligence (as opposed to gross negligence).

Tenant Name: Halo Country, LLC

Property ID: P0001245; P0001247; P0001248; P0001249; P0001250; P0001255; P0001256; P0001257

Tenant indemnity excludes losses as a result of Landlord negligence (as opposed to gross negligence).

Tenant Name: Dortch Enterprises, LLC

Property ID: P0001251; P0001252; P0001253; P0001254; P0001259; P0001260

Tenant indemnity excludes losses as a result of Landlord’s “acts or omissions” (as opposed to gross negligence or willful misconduct)

Master Indenture Section 2.20(v)(xiv)

Except as set forth on a schedule to the applicable Series Supplement, except for certain rights of first offer or rights of first refusal set forth in certain Leases, the Lease is freely assignable by the lessor and its successor and assigns (including, but not limited to, the Indenture Trustee, which acquires title to a Property by foreclosure or otherwise) to any person without the consent of the Tenant, and in the event the lessor’s interest is so assigned, the Tenant is obligated to recognize the assignee as lessor under such Lease, whether under the Lease or by operation of law.

Tenant Name: PetVet Care Centers, Inc.

Property IDs: P0000876; P0000879; P0000936; P0000937; P0001017

Lessor shall not sell, assign or transfer its right, title or interest in the Property to a Direct Competitor of Lessee (so long as there is no Event of Default continuing beyond any applicable cure period).

Master Indenture Section 2.21(rr)(ii)

With respect to any Mortgage Loan where all or a material portion of the Property securing such Mortgage Loan is a leasehold estate, and the related Mortgage does not also

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encumber the related ground lessor’s fee interest in such Property, based upon the terms of the ground lease and any estoppel letter or other writing received from the ground lessor and included in the related Loan File and, if applicable, the related Mortgage: (ii) The ground lease may not be amended, modified, canceled or terminated without the prior written consent of the owner of the Mortgage Loan and that any such action without such consent is not binding on the lender, its successors or assigns.

Tenant Name: The Sunshine House, Inc.

Property IDs: P0000938; P0000939; P0000940; P0000941; P0000942; P0000943; P0000944; P0000945; P0000946; P0000947; P0000948; P0000949; P0000950; P0000951; P0000952; P0000953; P0000954; P0000955; P0000956; P0000957; P0000958; P0000959; P0000960; P0000961; P0000962; P0000963; P0000964; P0000965; P0000966; P0000967; P0000968

The Ground Lease does not specifically require the consent of the leasehold mortgagee for any action with respect to the ground lease.  Any amendment/modification/cancellation/termination of the ground lease will involve the Issuer and the Property Manager, each of which are subject to the restrictions and notice requirements for the benefit of the Indenture Trustee within the applicable trust documents.

Tenant Name: M Fitness, LLC

Property IDs: P0000759

The ground lease only requires the consent of the ground lessor and ground lessee for any amendments, modifications, cancelations or terminations; however, the ground lessor must provide notice to the lender of any default or termination, and lender has a reasonable opportunity to cure.  The ground lease also acknowledges that lender may step in as ground lessee.

Master Indenture Section 2.21(rr)(vii)

With respect to any Mortgage Loan where all or a material portion of the Property securing such Mortgage Loan is a leasehold estate, and the related Mortgage does not also encumber the related ground lessor’s fee interest in such Property, based upon the terms of the ground lease and any estoppel letter or other writing received from the ground lessor and included in the related Loan File and, if applicable, the related Mortgage: (vii) The ground lease or ancillary agreement between the lessor and the lessee requires the lessor to give to the lender written notice of any default, provides that no notice of default or termination is effective unless such notice is given to the lender, and requires that the ground lessor will supply an estoppel.

Tenant Name: The Sunshine House, Inc.

Property IDs: P0000938; P0000939; P0000940; P0000941; P0000942; P0000943; P0000944; P0000945; P0000946; P0000947; P0000948; P0000949; P0000950; P0000951; P0000952; P0000953; P0000954; P0000955; P0000956; P0000957; P0000958; P0000959; P0000960; P0000961; P0000962; P0000963; P0000964; P0000965; P0000966; P0000967; P0000968

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The Ground Lease does not specifically provide the leasehold mortgagee with separate cure rights.  The Issuer and the Property Manager are subject to the obligations and notice requirements for the benefit of the Indenture Trustee under the applicable trust documents with respect to any default under the Ground Lease.

Master Indenture Section 2.21(rr)(viii)

With respect to any Mortgage Loan where all or a material portion of the Property securing such Mortgage Loan is a leasehold estate, and the related Mortgage does not also encumber the related ground lessor’s fee interest in such Property, based upon the terms of the ground lease and any estoppel letter or other writing received from the ground lessor and included in the related Loan File and, if applicable, the related Mortgage: (viii) The lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the lender is proceeding diligently) to cure any default under the ground lease which is curable after the receipt of notice of any default, before the ground lessor may terminate the ground lease.

Tenant Name: The Sunshine House, Inc.

Property IDs: P0000938; P0000939; P0000940; P0000941; P0000942; P0000943; P0000944; P0000945; P0000946; P0000947; P0000948; P0000949; P0000950; P0000951; P0000952; P0000953; P0000954; P0000955; P0000956; P0000957; P0000958; P0000959; P0000960; P0000961; P0000962; P0000963; P0000964; P0000965; P0000966; P0000967; P0000968

The Ground Lease does not specifically provide the leasehold mortgagee with separate cure rights.  The Issuer and the Property Manager are subject to the obligations and notice requirements for the benefit of the Indenture Trustee under the applicable trust documents with respect to any default under the Ground Lease.

Master Indenture Section 2.21(rr)(xi)

With respect to any Mortgage Loan where all or a material portion of the Property securing such Mortgage Loan is a leasehold estate, and the related Mortgage does not also encumber the related ground lessor’s fee interest in such Property, based upon the terms of the ground lease and any estoppel letter or other writing received from the ground lessor and included in the related Loan File and, if applicable, the related Mortgage: (xi) Any related insurance proceeds, or condemnation award in respect of a total or substantially total loss or taking of the related Property is required to be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except as provided by applicable law or in cases where a different allocation would not be viewed as commercially unreasonable by any institutional investor, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Property to the outstanding principal balance of such Mortgage Loan).  Pursuant to the related ground lease, until the principal balance and accrued interest are paid in full, neither the lessee nor the ground lessor under the ground lease has an option to terminate or modify the ground lease without the prior written consent of the lender as a

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result of any casualty or partial condemnation, except to provide for an abatement of the rent.

Tenant Name: M Fitness, LLC

Property IDs: P0000759

If ground lessee reasonably believes that any partial taking materially and substantially affects ground lessee’s ability to use the balance of the Underlying Mortgaged Property, Lessee may surrender the balance of the parcel and terminate the ground lease.  Ground lessee shall be entitled to the portions of any condemnation award attributable to the improvements (and any damage thereto) and for the value of ground lessee’s leasehold interest; however, the ground lease does not specifically require ground lessee to use such proceeds to pay down the outstanding principal balance of the Loan.

Master Indenture Section 2.21(rr)(xii)

With respect to any Mortgage Loan where all or a material portion of the Property securing such Mortgage Loan is a leasehold estate, and the related Mortgage does not also encumber the related ground lessor’s fee interest in such Property, based upon the terms of the ground lease and any estoppel letter or other writing received from the ground lessor and included in the related Loan File and, if applicable, the related Mortgage: (xii) Provided that the lender cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding.

Tenant Name: The Sunshine House, Inc.

Property IDs: P0000938; P0000939; P0000940; P0000941; P0000942; P0000943; P0000944; P0000945; P0000946; P0000947; P0000948; P0000949; P0000950; P0000951; P0000952; P0000953; P0000954; P0000955; P0000956; P0000957; P0000958; P0000959; P0000960; P0000961; P0000962; P0000963; P0000964; P0000965; P0000966; P0000967; P0000968

The Ground Lease does not include a requirement for a new lease with the leasehold mortgagee.  Under the leasehold mortgage, the leasehold mortgagee has the right to assume the Ground Lease from the Issuer and become the ground lessee under the Ground Lease.

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SCHEDULE II

RESERVED

II-1

SCHEDULE III-A

SERIES 2012-1 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A Principal Balance ($)	Scheduled Class B Principal Balance ($)
Closing Date	201,634,000.00	15,000,000.00
10/20/2016	201,341,000.00	15,000,000.00
11/20/2016	201,045,000.00	15,000,000.00
12/20/2016	200,749,000.00	15,000,000.00
1/20/2017	200,451,000.00	15,000,000.00
2/20/2017	200,152,000.00	15,000,000.00
3/20/2017	199,852,000.00	15,000,000.00
4/20/2017	199,550,000.00	15,000,000.00
5/20/2017	199,246,000.00	15,000,000.00
6/20/2017	198,942,000.00	15,000,000.00
7/20/2017	198,635,000.00	15,000,000.00
8/20/2017	198,328,000.00	15,000,000.00
9/20/2017	198,019,000.00	15,000,000.00
10/20/2017	197,709,000.00	15,000,000.00
11/20/2017	197,397,000.00	15,000,000.00
12/20/2017	197,084,000.00	15,000,000.00
1/20/2018	196,769,000.00	15,000,000.00
2/20/2018	196,453,000.00	15,000,000.00
3/20/2018	196,136,000.00	15,000,000.00
4/20/2018	195,817,000.00	15,000,000.00
5/20/2018	195,496,000.00	15,000,000.00
6/20/2018	195,174,000.00	15,000,000.00
7/20/2018	194,851,000.00	15,000,000.00
8/20/2018	194,526,000.00	15,000,000.00
9/20/2018	194,200,000.00	15,000,000.00
10/20/2018	193,872,000.00	15,000,000.00
11/20/2018	193,543,000.00	15,000,000.00
12/20/2018	193,212,000.00	15,000,000.00
1/20/2019	192,880,000.00	15,000,000.00
2/20/2019	192,546,000.00	15,000,000.00
3/20/2019	192,210,000.00	15,000,000.00
4/20/2019	191,873,000.00	15,000,000.00
5/20/2019	191,535,000.00	15,000,000.00
6/20/2019	191,195,000.00	15,000,000.00
7/20/2019	190,853,000.00	15,000,000.00
8/20/2019	—	—
9/20/2019	—	—
10/20/2019	—	—
11/20/2019	—	—
12/20/2019	—	—
1/20/2020	—	—
2/20/2020	—	—
3/20/2020	—	—
4/20/2020	—	—
5/20/2020	—	—
6/20/2020	—	—
7/20/2020	—	—
8/20/2020	—	—

III-A-1

Date	Scheduled Class A Principal Balance ($)	Scheduled Class B Principal Balance ($)
9/20/2020	—	—
10/20/2020	—	—
11/20/2020	—	—
12/20/2020	—	—
1/20/2021	—	—
2/20/2021	—	—
3/20/2021	—	—
4/20/2021	—	—
5/20/2021	—	—
6/20/2021	—	—
7/20/2021	—	—
8/20/2021	—	—
9/20/2021	—	—
10/20/2021	—	—
11/20/2021	—	—
12/20/2021	—	—
1/20/2022	—	—
2/20/2022	—	—
3/20/2022	—	—
4/20/2022	—	—
5/20/2022	—	—
6/20/2022	—	—
7/20/2022	—	—
8/20/2022	—	—
9/20/2022	—	—
10/20/2022	—	—
11/20/2022	—	—
12/20/2022	—	—
1/20/2023	—	—
2/20/2023	—	—
3/20/2023	—	—
4/20/2023	—	—
5/20/2023	—	—
6/20/2023	—	—
7/20/2023	—	—
8/20/2023	—	—
9/20/2023	—	—
10/20/2023	—	—
11/20/2023	—	—
12/20/2023	—	—
1/20/2024	—	—
2/20/2024	—	—
3/20/2024	—	—
4/20/2024	—	—
5/20/2024	—	—
6/20/2024	—	—
7/20/2024	—	—
8/20/2024	—	—
9/20/2024	—	—
10/20/2024	—	—
11/20/2024	—	—
12/20/2024	—	—
1/20/2025	—	—
2/20/2025	—	—
3/20/2025	—	—

III-A-2

Date	Scheduled Class A Principal Balance ($)	Scheduled Class B Principal Balance ($)
4/20/2025	—	—
5/20/2025	—	—
6/20/2025	—	—
7/20/2025	—	—
8/20/2025	—	—
9/20/2025	—	—
10/20/2025	—	—
11/20/2025	—	—
12/20/2025	—	—
1/20/2026	—	—
2/20/2026	—	—
3/20/2026	—	—
4/20/2026	—	—
5/20/2026	—	—
6/20/2026	—	—
7/20/2026	—	—
8/20/2026	—	—
9/20/2026	—	—
10/20/2026	—	—
11/20/2026	—	—
12/20/2026	—	—
1/20/2027	—	—
2/20/2027	—	—
3/20/2027	—	—
4/20/2027	—	—

III-A-3

SCHEDULE III-B

SERIES 2013-1 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)	Scheduled Class B Principal Balance ($)
Closing Date	141,395,238.00	96,148,762.00	18,000,000.00
10/20/2016	141,172,619.00	95,997,381.00	18,000,000.00
11/20/2016	140,948,810.00	95,845,190.00	18,000,000.00
12/20/2016	140,724,405.00	95,692,595.00	18,000,000.00
1/20/2017	140,498,810.00	95,539,190.00	18,000,000.00
2/20/2017	140,272,619.00	95,385,381.00	18,000,000.00
3/20/2017	140,045,238.00	95,230,762.00	18,000,000.00
4/20/2017	139,817,262.00	95,075,738.00	18,000,000.00
5/20/2017	139,588,095.00	94,919,905.00	18,000,000.00
6/20/2017	139,358,333.00	94,763,667.00	18,000,000.00
7/20/2017	139,127,381.00	94,606,619.00	18,000,000.00
8/20/2017	138,895,833.00	94,449,167.00	18,000,000.00
9/20/2017	138,663,095.00	94,290,905.00	18,000,000.00
10/20/2017	138,429,762.00	94,132,238.00	18,000,000.00
11/20/2017	138,195,238.00	93,972,762.00	18,000,000.00
12/20/2017	137,959,524.00	93,812,476.00	18,000,000.00
1/20/2018	137,723,214.00	93,651,786.00	18,000,000.00
2/20/2018	137,485,714.00	93,490,286.00	18,000,000.00
3/20/2018	137,247,619.00	93,328,381.00	18,000,000.00
4/20/2018	137,008,333.00	93,165,667.00	18,000,000.00
5/20/2018	136,768,452.00	93,002,548.00	18,000,000.00
6/20/2018	136,527,381.00	92,838,619.00	18,000,000.00
7/20/2018	136,285,119.00	92,673,881.00	18,000,000.00
8/20/2018	136,042,262.00	92,508,738.00	18,000,000.00
9/20/2018	135,798,214.00	92,342,786.00	18,000,000.00
10/20/2018	135,553,571.00	92,176,429.00	18,000,000.00
11/20/2018	135,307,738.00	92,009,262.00	18,000,000.00
12/20/2018	135,060,714.00	91,841,286.00	18,000,000.00
1/20/2019	134,813,095.00	91,672,905.00	18,000,000.00
2/20/2019	134,564,286.00	91,503,714.00	18,000,000.00
3/20/2019	134,314,286.00	91,333,714.00	18,000,000.00
4/20/2019	134,063,690.00	91,163,310.00	18,000,000.00
5/20/2019	133,811,905.00	90,992,095.00	18,000,000.00
6/20/2019	133,558,929.00	90,820,071.00	18,000,000.00
7/20/2019	133,305,357.00	90,647,643.00	18,000,000.00
8/20/2019	133,050,595.00	90,474,405.00	18,000,000.00
9/20/2019	132,794,643.00	90,300,357.00	18,000,000.00
10/20/2019	132,538,095.00	90,125,905.00	18,000,000.00
11/20/2019	132,280,357.00	89,950,643.00	18,000,000.00
12/20/2019	132,021,429.00	89,774,571.00	18,000,000.00
1/20/2020	131,761,310.00	89,597,690.00	18,000,000.00
2/20/2020	131,500,595.00	89,420,405.00	18,000,000.00
3/20/2020	—	89,242,310.00	18,000,000.00
4/20/2020	—	89,063,405.00	18,000,000.00
5/20/2020	—	88,883,690.00	18,000,000.00
6/20/2020	—	88,703,571.00	18,000,000.00
7/20/2020	—	88,522,643.00	18,000,000.00
8/20/2020	—	88,340,905.00	18,000,000.00

III-B-1

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)	Scheduled Class B Principal Balance ($)
9/20/2020	—	88,158,357.00	18,000,000.00
10/20/2020	—	87,975,405.00	18,000,000.00
11/20/2020	—	87,791,643.00	18,000,000.00
12/20/2020	—	87,607,071.00	18,000,000.00
1/20/2021	—	87,421,690.00	18,000,000.00
2/20/2021	—	87,235,500.00	18,000,000.00
3/20/2021	—	87,048,905.00	18,000,000.00
4/20/2021	—	86,861,500.00	18,000,000.00
5/20/2021	—	86,673,286.00	18,000,000.00
6/20/2021	—	86,484,262.00	18,000,000.00
7/20/2021	—	86,294,429.00	18,000,000.00
8/20/2021	—	86,103,786.00	18,000,000.00
9/20/2021	—	85,912,333.00	18,000,000.00
10/20/2021	—	85,720,476.00	18,000,000.00
11/20/2021	—	85,527,810.00	18,000,000.00
12/20/2021	—	85,334,333.00	18,000,000.00
1/20/2022	—	85,140,048.00	18,000,000.00
2/20/2022	—	84,944,952.00	18,000,000.00
3/20/2022	—	84,749,048.00	18,000,000.00
4/20/2022	—	84,552,333.00	18,000,000.00
5/20/2022	—	84,354,810.00	18,000,000.00
6/20/2022	—	84,156,476.00	18,000,000.00
7/20/2022	—	83,957,333.00	18,000,000.00
8/20/2022	—	83,757,381.00	18,000,000.00
9/20/2022	—	83,557,024.00	18,000,000.00
10/20/2022	—	83,355,857.00	18,000,000.00
11/20/2022	—	83,153,881.00	18,000,000.00
12/20/2022	—	82,951,095.00	18,000,000.00
1/20/2023	—	82,747,500.00	18,000,000.00
2/20/2023	—	82,543,095.00	18,000,000.00
3/20/2023	—	—	—
4/20/2023	—	—	—
5/20/2023	—	—	—
6/20/2023	—	—	—
7/20/2023	—	—	—
8/20/2023	—	—	—
9/20/2023	—	—	—
10/20/2023	—	—	—
11/20/2023	—	—	—
12/20/2023	—	—	—
1/20/2024	—	—	—
2/20/2024	—	—	—
3/20/2024	—	—	—
4/20/2024	—	—	—
5/20/2024	—	—	—
6/20/2024	—	—	—
7/20/2024	—	—	—
8/20/2024	—	—	—
9/20/2024	—	—	—
10/20/2024	—	—	—
11/20/2024	—	—	—
12/20/2024	—	—	—
1/20/2025	—	—	—
2/20/2025	—	—	—
3/20/2025	—	—	—

III-B-2

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)	Scheduled Class B Principal Balance ($)
4/20/2025	—	—	—
5/20/2025	—	—	—
6/20/2025	—	—	—
7/20/2025	—	—	—
8/20/2025	—	—	—
9/20/2025	—	—	—
10/20/2025	—	—	—
11/20/2025	—	—	—
12/20/2025	—	—	—
1/20/2026	—	—	—
2/20/2026	—	—	—
3/20/2026	—	—	—
4/20/2026	—	—	—
5/20/2026	—	—	—
6/20/2026	—	—	—
7/20/2026	—	—	—
8/20/2026	—	—	—
9/20/2026	—	—	—
10/20/2026	—	—	—
11/20/2026	—	—	—
12/20/2026	—	—	—
1/20/2027	—	—	—
2/20/2027	—	—	—
3/20/2027	—	—	—
4/20/2027	—	—	—

III-B-3

SCHEDULE III-C

SERIES 2013-2 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)	Scheduled Class B Principal Balance ($)
Closing Date	101,718,373.00	92,211,983.00	14,500,000.00
10/20/2016	101,567,800.00	92,075,483.00	14,500,000.00
11/20/2016	101,416,600.00	91,938,413.00	14,500,000.00
12/20/2016	101,264,770.00	91,800,773.00	14,500,000.00
1/20/2017	101,112,308.00	91,662,559.00	14,500,000.00
2/20/2017	100,959,210.00	91,523,770.00	14,500,000.00
3/20/2017	100,805,474.00	91,384,402.00	14,500,000.00
4/20/2017	100,651,098.00	91,244,453.00	14,500,000.00
5/20/2017	100,496,078.00	91,103,921.00	14,500,000.00
6/20/2017	100,340,413.00	90,962,804.00	14,500,000.00
7/20/2017	100,184,099.00	90,821,099.00	14,500,000.00
8/20/2017	100,027,133.00	90,678,803.00	14,500,000.00
9/20/2017	99,869,514.00	90,535,914.00	14,500,000.00
10/20/2017	99,711,238.00	90,392,430.00	14,500,000.00
11/20/2017	99,552,302.00	90,248,349.00	14,500,000.00
12/20/2017	99,392,704.00	90,103,666.00	14,500,000.00
1/20/2018	99,232,441.00	89,958,381.00	14,500,000.00
2/20/2018	99,071,511.00	89,812,491.00	14,500,000.00
3/20/2018	98,909,910.00	89,665,993.00	14,500,000.00
4/20/2018	98,747,635.00	89,518,884.00	14,500,000.00
5/20/2018	98,584,684.00	89,371,162.00	14,500,000.00
6/20/2018	98,421,055.00	89,222,825.00	14,500,000.00
7/20/2018	98,256,743.00	89,073,870.00	14,500,000.00
8/20/2018	98,091,747.00	88,924,294.00	14,500,000.00
9/20/2018	97,926,064.00	88,774,095.00	14,500,000.00
10/20/2018	97,759,690.00	88,623,270.00	14,500,000.00
11/20/2018	97,592,623.00	88,471,817.00	14,500,000.00
12/20/2018	97,424,860.00	88,319,733.00	14,500,000.00
1/20/2019	97,256,397.00	88,167,014.00	14,500,000.00
2/20/2019	97,087,233.00	88,013,660.00	14,500,000.00
3/20/2019	96,917,364.00	87,859,667.00	14,500,000.00
4/20/2019	96,746,787.00	87,705,032.00	14,500,000.00
5/20/2019	96,575,500.00	87,549,752.00	14,500,000.00
6/20/2019	96,403,499.00	87,393,826.00	14,500,000.00
7/20/2019	96,230,781.00	87,237,250.00	14,500,000.00
8/20/2019	96,057,343.00	87,080,021.00	14,500,000.00
9/20/2019	95,883,183.00	86,922,138.00	14,500,000.00
10/20/2019	95,708,297.00	86,763,597.00	14,500,000.00
11/20/2019	95,532,683.00	86,604,395.00	14,500,000.00
12/20/2019	95,356,336.00	86,444,529.00	14,500,000.00
1/20/2020	95,179,255.00	86,283,998.00	14,500,000.00
2/20/2020	95,001,436.00	86,122,797.00	14,500,000.00
3/20/2020	94,822,877.00	85,960,925.00	14,500,000.00
4/20/2020	94,643,573.00	85,798,379.00	14,500,000.00
5/20/2020	94,463,522.00	85,635,155.00	14,500,000.00
6/20/2020	94,282,721.00	85,471,251.00	14,500,000.00
7/20/2020	—	85,306,665.00	14,500,000.00
8/20/2020	—	85,141,392.00	14,500,000.00

III-C-1

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)	Scheduled Class B Principal Balance ($)
9/20/2020	—	84,975,431.00	14,500,000.00
10/20/2020	—	84,808,778.00	14,500,000.00
11/20/2020	—	84,641,431.00	14,500,000.00
12/20/2020	—	84,473,387.00	14,500,000.00
1/20/2021	—	84,304,642.00	14,500,000.00
2/20/2021	—	84,135,195.00	14,500,000.00
3/20/2021	—	83,965,041.00	14,500,000.00
4/20/2021	—	83,794,178.00	14,500,000.00
5/20/2021	—	83,622,604.00	14,500,000.00
6/20/2021	—	83,450,314.00	14,500,000.00
7/20/2021	—	83,277,307.00	14,500,000.00
8/20/2021	—	83,103,579.00	14,500,000.00
9/20/2021	—	82,929,127.00	14,500,000.00
10/20/2021	—	82,753,948.00	14,500,000.00
11/20/2021	—	82,578,039.00	14,500,000.00
12/20/2021	—	82,401,397.00	14,500,000.00
1/20/2022	—	82,224,019.00	14,500,000.00
2/20/2022	—	82,045,902.00	14,500,000.00
3/20/2022	—	81,867,043.00	14,500,000.00
4/20/2022	—	81,687,439.00	14,500,000.00
5/20/2022	—	81,507,086.00	14,500,000.00
6/20/2022	—	81,325,982.00	14,500,000.00
7/20/2022	—	81,144,124.00	14,500,000.00
8/20/2022	—	80,961,507.00	14,500,000.00
9/20/2022	—	80,778,130.00	14,500,000.00
10/20/2022	—	80,593,988.00	14,500,000.00
11/20/2022	—	80,409,080.00	14,500,000.00
12/20/2022	—	80,223,401.00	14,500,000.00
1/20/2023	—	80,036,948.00	14,500,000.00
2/20/2023	—	79,849,718.00	14,500,000.00
3/20/2023	—	79,661,708.00	14,500,000.00
4/20/2023	—	79,472,915.00	14,500,000.00
5/20/2023	—	79,283,335.00	14,500,000.00
6/20/2023	—	79,092,966.00	14,500,000.00
7/20/2023	—	—	—
8/20/2023	—	—	—
9/20/2023	—	—	—
10/20/2023	—	—	—
11/20/2023	—	—	—
12/20/2023	—	—	—
1/20/2024	—	—	—
2/20/2024	—	—	—
3/20/2024	—	—	—
4/20/2024	—	—	—
5/20/2024	—	—	—
6/20/2024	—	—	—
7/20/2024	—	—	—
8/20/2024	—	—	—
9/20/2024	—	—	—
10/20/2024	—	—	—
11/20/2024	—	—	—
12/20/2024	—	—	—
1/20/2025	—	—	—
2/20/2025	—	—	—
3/20/2025	—	—	—

III-C-2

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)	Scheduled Class B Principal Balance ($)
4/20/2025	—	—	—
5/20/2025	—	—	—
6/20/2025	—	—	—
7/20/2025	—	—	—
8/20/2025	—	—	—
9/20/2025	—	—	—
10/20/2025	—	—	—
11/20/2025	—	—	—
12/20/2025	—	—	—
1/20/2026	—	—	—
2/20/2026	—	—	—
3/20/2026	—	—	—
4/20/2026	—	—	—
5/20/2026	—	—	—
6/20/2026	—	—	—
7/20/2026	—	—	—
8/20/2026	—	—	—
9/20/2026	—	—	—
10/20/2026	—	—	—
11/20/2026	—	—	—
12/20/2026	—	—	—
1/20/2027	—	—	—
2/20/2027	—	—	—
3/20/2027	—	—	—
4/20/2027	—	—	—

III-C-3

SCHEDULE III-D

SERIES 2013-3 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)	Scheduled Class B Principal Balance ($)
Closing Date	73,628,149.00	95,620,973.00	13,000,000.00
10/20/2016	73,521,580.00	95,482,572.00	13,000,000.00
11/20/2016	73,414,568.00	95,343,594.00	13,000,000.00
12/20/2016	73,307,110.00	95,204,038.00	13,000,000.00
1/20/2017	73,199,203.00	95,063,899.00	13,000,000.00
2/20/2017	73,090,847.00	94,923,177.00	13,000,000.00
3/20/2017	72,982,039.00	94,781,869.00	13,000,000.00
4/20/2017	72,872,778.00	94,639,972.00	13,000,000.00
5/20/2017	72,763,062.00	94,497,484.00	13,000,000.00
6/20/2017	72,652,890.00	94,354,402.00	13,000,000.00
7/20/2017	72,542,257.00	94,210,723.00	13,000,000.00
8/20/2017	72,431,164.00	94,066,446.00	13,000,000.00
9/20/2017	72,319,608.00	93,921,568.00	13,000,000.00
10/20/2017	72,207,587.00	93,776,087.00	13,000,000.00
11/20/2017	72,095,099.00	93,629,999.00	13,000,000.00
12/20/2017	71,982,142.00	93,483,302.00	13,000,000.00
1/20/2018	71,868,716.00	93,335,994.00	13,000,000.00
2/20/2018	71,754,816.00	93,188,072.00	13,000,000.00
3/20/2018	71,640,442.00	93,039,534.00	13,000,000.00
4/20/2018	71,525,591.00	92,890,377.00	13,000,000.00
5/20/2018	71,410,261.00	92,740,599.00	13,000,000.00
6/20/2018	71,294,451.00	92,590,197.00	13,000,000.00
7/20/2018	71,178,159.00	92,439,167.00	13,000,000.00
8/20/2018	71,061,382.00	92,287,510.00	13,000,000.00
9/20/2018	70,944,119.00	92,135,219.00	13,000,000.00
10/20/2018	70,826,366.00	91,982,294.00	13,000,000.00
11/20/2018	70,708,124.00	91,828,732.00	13,000,000.00
12/20/2018	70,589,388.00	91,674,530.00	13,000,000.00
1/20/2019	70,470,158.00	91,519,686.00	13,000,000.00
2/20/2019	70,350,431.00	91,364,197.00	13,000,000.00
3/20/2019	70,230,205.00	91,208,059.00	13,000,000.00
4/20/2019	70,109,479.00	91,051,271.00	13,000,000.00
5/20/2019	69,988,249.00	90,893,829.00	13,000,000.00
6/20/2019	69,866,514.00	90,735,732.00	13,000,000.00
7/20/2019	69,744,272.00	90,576,976.00	13,000,000.00
8/20/2019	69,621,520.00	90,417,558.00	13,000,000.00
9/20/2019	69,498,257.00	90,257,477.00	13,000,000.00
10/20/2019	69,374,480.00	90,096,728.00	13,000,000.00
11/20/2019	69,250,188.00	89,935,310.00	13,000,000.00
12/20/2019	69,125,378.00	89,773,218.00	13,000,000.00
1/20/2020	69,000,048.00	89,610,452.00	13,000,000.00
2/20/2020	68,874,195.00	89,447,007.00	13,000,000.00
3/20/2020	68,747,819.00	89,282,881.00	13,000,000.00
4/20/2020	68,620,915.00	89,118,071.00	13,000,000.00
5/20/2020	68,493,483.00	88,952,575.00	13,000,000.00
6/20/2020	68,365,519.00	88,786,389.00	13,000,000.00
7/20/2020	68,237,023.00	88,619,511.00	13,000,000.00
8/20/2020	68,107,991.00	88,451,937.00	13,000,000.00

III-D-1

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)	Scheduled Class B Principal Balance ($)
9/20/2020	67,978,422.00	88,283,666.00	13,000,000.00
10/20/2020	67,848,313.00	88,114,693.00	13,000,000.00
11/20/2020	—	87,945,015.00	13,000,000.00
12/20/2020	—	87,774,632.00	13,000,000.00
1/20/2021	—	87,603,537.00	13,000,000.00
2/20/2021	—	87,431,730.00	13,000,000.00
3/20/2021	—	87,259,208.00	13,000,000.00
4/20/2021	—	87,085,966.00	13,000,000.00
5/20/2021	—	86,912,002.00	13,000,000.00
6/20/2021	—	86,737,314.00	13,000,000.00
7/20/2021	—	86,561,898.00	13,000,000.00
8/20/2021	—	86,385,751.00	13,000,000.00
9/20/2021	—	86,208,870.00	13,000,000.00
10/20/2021	—	86,031,252.00	13,000,000.00
11/20/2021	—	85,852,894.00	13,000,000.00
12/20/2021	—	85,673,792.00	13,000,000.00
1/20/2022	—	85,493,945.00	13,000,000.00
2/20/2022	—	85,313,348.00	13,000,000.00
3/20/2022	—	85,131,999.00	13,000,000.00
4/20/2022	—	84,949,894.00	13,000,000.00
5/20/2022	—	84,767,031.00	13,000,000.00
6/20/2022	—	84,583,405.00	13,000,000.00
7/20/2022	—	84,399,014.00	13,000,000.00
8/20/2022	—	84,213,854.00	13,000,000.00
9/20/2022	—	84,027,924.00	13,000,000.00
10/20/2022	—	83,841,219.00	13,000,000.00
11/20/2022	—	83,653,736.00	13,000,000.00
12/20/2022	—	83,465,471.00	13,000,000.00
1/20/2023	—	83,276,423.00	13,000,000.00
2/20/2023	—	83,086,586.00	13,000,000.00
3/20/2023	—	82,895,958.00	13,000,000.00
4/20/2023	—	82,704,537.00	13,000,000.00
5/20/2023	—	82,512,318.00	13,000,000.00
6/20/2023	—	82,319,297.00	13,000,000.00
7/20/2023	—	82,125,472.00	13,000,000.00
8/20/2023	—	81,930,841.00	13,000,000.00
9/20/2023	—	81,735,397.00	13,000,000.00
10/20/2023	—	81,539,140.00	13,000,000.00
11/20/2023	—	—	—
12/20/2023	—	—	—
1/20/2024	—	—	—
2/20/2024	—	—	—
3/20/2024	—	—	—
4/20/2024	—	—	—
5/20/2024	—	—	—
6/20/2024	—	—	—
7/20/2024	—	—	—
8/20/2024	—	—	—
9/20/2024	—	—	—
10/20/2024	—	—	—
11/20/2024	—	—	—
12/20/2024	—	—	—
1/20/2025	—	—	—
2/20/2025	—	—	—
3/20/2025	—	—	—

III-D-2

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)	Scheduled Class B Principal Balance ($)
4/20/2025	—	—	—
5/20/2025	—	—	—
6/20/2025	—	—	—
7/20/2025	—	—	—
8/20/2025	—	—	—
9/20/2025	—	—	—
10/20/2025	—	—	—
11/20/2025	—	—	—
12/20/2025	—	—	—
1/20/2026	—	—	—
2/20/2026	—	—	—
3/20/2026	—	—	—
4/20/2026	—	—	—
5/20/2026	—	—	—
6/20/2026	—	—	—
7/20/2026	—	—	—
8/20/2026	—	—	—
9/20/2026	—	—	—
10/20/2026	—	—	—
11/20/2026	—	—	—
12/20/2026	—	—	—
1/20/2027	—	—	—
2/20/2027	—	—	—
3/20/2027	—	—	—
4/20/2027	—	—	—

III-D-3

SCHEDULE III-E

SERIES 2014-1 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)	Scheduled Class B Principal Balance ($)
Closing Date	118,600,000.00	138,366,666.67	17,500,000.00
10/20/2016	118,550,000.00	138,308,333.33	17,500,000.00
11/20/2016	118,500,000.00	138,250,000.00	17,500,000.00
12/20/2016	118,450,000.00	138,191,666.67	17,500,000.00
1/20/2017	118,400,000.00	138,133,333.33	17,500,000.00
2/20/2017	118,350,000.00	138,075,000.00	17,500,000.00
3/20/2017	118,300,000.00	138,016,666.67	17,500,000.00
4/20/2017	118,250,000.00	137,958,333.33	17,500,000.00
5/20/2017	118,200,000.00	137,900,000.00	17,500,000.00
6/20/2017	118,150,000.00	137,841,666.67	17,500,000.00
7/20/2017	118,100,000.00	137,783,333.33	17,500,000.00
8/20/2017	118,050,000.00	137,725,000.00	17,500,000.00
9/20/2017	118,000,000.00	137,666,666.67	17,500,000.00
10/20/2017	117,950,000.00	137,608,333.33	17,500,000.00
11/20/2017	117,900,000.00	137,550,000.00	17,500,000.00
12/20/2017	117,850,000.00	137,491,666.67	17,500,000.00
1/20/2018	117,800,000.00	137,433,333.33	17,500,000.00
2/20/2018	117,750,000.00	137,375,000.00	17,500,000.00
3/20/2018	117,700,000.00	137,316,666.67	17,500,000.00
4/20/2018	117,650,000.00	137,258,333.33	17,500,000.00
5/20/2018	117,600,000.00	137,200,000.00	17,500,000.00
6/20/2018	117,550,000.00	137,141,666.67	17,500,000.00
7/20/2018	117,500,000.00	137,083,333.33	17,500,000.00
8/20/2018	117,450,000.00	137,025,000.00	17,500,000.00
9/20/2018	117,400,000.00	136,966,666.67	17,500,000.00
10/20/2018	117,350,000.00	136,908,333.33	17,500,000.00
11/20/2018	117,300,000.00	136,850,000.00	17,500,000.00
12/20/2018	117,250,000.00	136,791,666.67	17,500,000.00
1/20/2019	117,200,000.00	136,733,333.33	17,500,000.00
2/20/2019	117,150,000.00	136,675,000.00	17,500,000.00
3/20/2019	117,100,000.00	136,616,666.67	17,500,000.00
4/20/2019	117,050,000.00	136,558,333.33	17,500,000.00
5/20/2019	117,000,000.00	136,500,000.00	17,500,000.00
6/20/2019	116,950,000.00	136,441,666.67	17,500,000.00
7/20/2019	116,900,000.00	136,383,333.33	17,500,000.00
8/20/2019	116,850,000.00	136,325,000.00	17,500,000.00
9/20/2019	116,800,000.00	136,266,666.67	17,500,000.00
10/20/2019	116,750,000.00	136,208,333.33	17,500,000.00
11/20/2019	116,700,000.00	136,150,000.00	17,500,000.00
12/20/2019	116,650,000.00	136,091,666.67	17,500,000.00
1/20/2020	116,600,000.00	136,033,333.33	17,500,000.00
2/20/2020	116,550,000.00	135,975,000.00	17,500,000.00
3/20/2020	116,500,000.00	135,916,666.67	17,500,000.00
4/20/2020	116,450,000.00	135,858,333.33	17,500,000.00
5/20/2020	116,400,000.00	135,800,000.00	17,500,000.00
6/20/2020	116,350,000.00	135,741,666.67	17,500,000.00
7/20/2020	116,300,000.00	135,683,333.33	17,500,000.00
8/20/2020	116,250,000.00	135,625,000.00	17,500,000.00
9/20/2020	116,200,000.00	135,566,666.67	17,500,000.00

III-E-1

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)	Scheduled Class B Principal Balance ($)
10/20/2020	116,150,000.00	135,508,333.33	17,500,000.00
11/20/2020	116,100,000.00	135,450,000.00	17,500,000.00
12/20/2020	116,050,000.00	135,391,666.67	17,500,000.00
1/20/2021	116,000,000.00	135,333,333.33	17,500,000.00
2/20/2021	115,950,000.00	135,275,000.00	17,500,000.00
3/20/2021	115,900,000.00	135,216,666.67	17,500,000.00
4/20/2021	—	135,158,333.33	17,500,000.00
5/20/2021	—	135,100,000.00	17,500,000.00
6/20/2021	—	135,041,666.67	17,500,000.00
7/20/2021	—	134,983,333.33	17,500,000.00
8/20/2021	—	134,925,000.00	17,500,000.00
9/20/2021	—	134,866,666.67	17,500,000.00
10/20/2021	—	134,808,333.33	17,500,000.00
11/20/2021	—	134,750,000.00	17,500,000.00
12/20/2021	—	134,691,666.67	17,500,000.00
1/20/2022	—	134,633,333.33	17,500,000.00
2/20/2022	—	134,575,000.00	17,500,000.00
3/20/2022	—	134,516,666.67	17,500,000.00
4/20/2022	—	134,458,333.33	17,500,000.00
5/20/2022	—	134,400,000.00	17,500,000.00
6/20/2022	—	134,341,666.67	17,500,000.00
7/20/2022	—	134,283,333.33	17,500,000.00
8/20/2022	—	134,225,000.00	17,500,000.00
9/20/2022	—	134,166,666.67	17,500,000.00
10/20/2022	—	134,108,333.33	17,500,000.00
11/20/2022	—	134,050,000.00	17,500,000.00
12/20/2022	—	133,991,666.67	17,500,000.00
1/20/2023	—	133,933,333.33	17,500,000.00
2/20/2023	—	133,875,000.00	17,500,000.00
3/20/2023	—	133,816,666.67	17,500,000.00
4/20/2023	—	133,758,333.33	17,500,000.00
5/20/2023	—	133,700,000.00	17,500,000.00
6/20/2023	—	133,641,666.67	17,500,000.00
7/20/2023	—	133,583,333.33	17,500,000.00
8/20/2023	—	133,525,000.00	17,500,000.00
9/20/2023	—	133,466,666.67	17,500,000.00
10/20/2023	—	133,408,333.33	17,500,000.00
11/20/2023	—	133,350,000.00	17,500,000.00
12/20/2023	—	133,291,666.67	17,500,000.00
1/20/2024	—	133,233,333.33	17,500,000.00
2/20/2024	—	133,175,000.00	17,500,000.00
3/20/2024	—	133,116,666.67	17,500,000.00
4/20/2024	—	—	—
5/20/2024	—	—	—
6/20/2024	—	—	—
7/20/2024	—	—	—
8/20/2024	—	—	—
9/20/2024	—	—	—
10/20/2024	—	—	—
11/20/2024	—	—	—
12/20/2024	—	—	—
1/20/2025	—	—	—
2/20/2025	—	—	—
3/20/2025	—	—	—
4/20/2025	—	—	—

III-E-2

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)	Scheduled Class B Principal Balance ($)
5/20/2025	—	—	—
6/20/2025	—	—	—
7/20/2025	—	—	—
8/20/2025	—	—	—
9/20/2025	—	—	—
10/20/2025	—	—	—
11/20/2025	—	—	—
12/20/2025	—	—	—
1/20/2026	—	—	—
2/20/2026	—	—	—
3/20/2026	—	—	—
4/20/2026	—	—	—
5/20/2026	—	—	—
6/20/2026	—	—	—
7/20/2026	—	—	—
8/20/2026	—	—	—
9/20/2026	—	—	—
10/20/2026	—	—	—
11/20/2026	—	—	—
12/20/2026	—	—	—
1/20/2027	—	—	—
2/20/2027	—	—	—
3/20/2027	—	—	—
4/20/2027	—	—	—

III-E-3

SCHEDULE III-F

SERIES 2015-1 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)	Scheduled Class B Principal Balance ($)
Closing Date	94,327,084.00	268,087,500.00	30,000,000.00
10/20/2016	94,287,500.00	267,975,000.00	30,000,000.00
11/20/2016	94,247,916.00	267,862,500.00	30,000,000.00
12/20/2016	94,208,334.00	267,750,000.00	30,000,000.00
1/20/2017	94,168,750.00	267,637,500.00	30,000,000.00
2/20/2017	94,129,166.00	267,525,000.00	30,000,000.00
3/20/2017	94,089,584.00	267,412,500.00	30,000,000.00
4/20/2017	94,050,000.00	267,300,000.00	30,000,000.00
5/20/2017	94,010,416.00	267,187,500.00	30,000,000.00
6/20/2017	93,970,834.00	267,075,000.00	30,000,000.00
7/20/2017	93,931,250.00	266,962,500.00	30,000,000.00
8/20/2017	93,891,666.00	266,850,000.00	30,000,000.00
9/20/2017	93,852,084.00	266,737,500.00	30,000,000.00
10/20/2017	93,812,500.00	266,625,000.00	30,000,000.00
11/20/2017	93,772,916.00	266,512,500.00	30,000,000.00
12/20/2017	93,733,334.00	266,400,000.00	30,000,000.00
1/20/2018	93,693,750.00	266,287,500.00	30,000,000.00
2/20/2018	93,654,166.00	266,175,000.00	30,000,000.00
3/20/2018	93,614,584.00	266,062,500.00	30,000,000.00
4/20/2018	93,575,000.00	265,950,000.00	30,000,000.00
5/20/2018	93,535,416.00	265,837,500.00	30,000,000.00
6/20/2018	93,495,834.00	265,725,000.00	30,000,000.00
7/20/2018	93,456,250.00	265,612,500.00	30,000,000.00
8/20/2018	93,416,666.00	265,500,000.00	30,000,000.00
9/20/2018	93,377,084.00	265,387,500.00	30,000,000.00
10/20/2018	93,337,500.00	265,275,000.00	30,000,000.00
11/20/2018	93,297,916.00	265,162,500.00	30,000,000.00
12/20/2018	93,258,334.00	265,050,000.00	30,000,000.00
1/20/2019	93,218,750.00	264,937,500.00	30,000,000.00
2/20/2019	93,179,166.00	264,825,000.00	30,000,000.00
3/20/2019	93,139,584.00	264,712,500.00	30,000,000.00
4/20/2019	93,100,000.00	264,600,000.00	30,000,000.00
5/20/2019	93,060,416.00	264,487,500.00	30,000,000.00
6/20/2019	93,020,834.00	264,375,000.00	30,000,000.00
7/20/2019	92,981,250.00	264,262,500.00	30,000,000.00
8/20/2019	92,941,666.00	264,150,000.00	30,000,000.00
9/20/2019	92,902,084.00	264,037,500.00	30,000,000.00
10/20/2019	92,862,500.00	263,925,000.00	30,000,000.00
11/20/2019	92,822,916.00	263,812,500.00	30,000,000.00
12/20/2019	92,783,334.00	263,700,000.00	30,000,000.00
1/20/2020	92,743,750.00	263,587,500.00	30,000,000.00
2/20/2020	92,704,166.00	263,475,000.00	30,000,000.00
3/20/2020	92,664,584.00	263,362,500.00	30,000,000.00
4/20/2020	92,625,000.00	263,250,000.00	30,000,000.00
5/20/2020	92,585,416.00	263,137,500.00	30,000,000.00
6/20/2020	92,545,834.00	263,025,000.00	30,000,000.00
7/20/2020	92,506,250.00	262,912,500.00	30,000,000.00
8/20/2020	92,466,666.00	262,800,000.00	30,000,000.00
9/20/2020	92,427,084.00	262,687,500.00	30,000,000.00

III-F-1

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)	Scheduled Class B Principal Balance ($)
10/20/2020	92,387,500.00	262,575,000.00	30,000,000.00
11/20/2020	92,347,916.00	262,462,500.00	30,000,000.00
12/20/2020	92,308,334.00	262,350,000.00	30,000,000.00
1/20/2021	92,268,750.00	262,237,500.00	30,000,000.00
2/20/2021	92,229,166.00	262,125,000.00	30,000,000.00
3/20/2021	92,189,584.00	262,012,500.00	30,000,000.00
4/20/2021	92,150,000.00	261,900,000.00	30,000,000.00
5/20/2021	92,110,416.00	261,787,500.00	30,000,000.00
6/20/2021	92,070,834.00	261,675,000.00	30,000,000.00
7/20/2021	92,031,250.00	261,562,500.00	30,000,000.00
8/20/2021	91,991,666.00	261,450,000.00	30,000,000.00
9/20/2021	91,952,084.00	261,337,500.00	30,000,000.00
10/20/2021	91,912,500.00	261,225,000.00	30,000,000.00
11/20/2021	91,872,916.00	261,112,500.00	30,000,000.00
12/20/2021	91,833,334.00	261,000,000.00	30,000,000.00
1/20/2022	91,793,750.00	260,887,500.00	30,000,000.00
2/20/2022	91,754,166.00	260,775,000.00	30,000,000.00
3/20/2022	91,714,584.00	260,662,500.00	30,000,000.00
4/20/2022	—	260,550,000.00	30,000,000.00
5/20/2022	—	260,437,500.00	30,000,000.00
6/20/2022	—	260,325,000.00	30,000,000.00
7/20/2022	—	260,212,500.00	30,000,000.00
8/20/2022	—	260,100,000.00	30,000,000.00
9/20/2022	—	259,987,500.00	30,000,000.00
10/20/2022	—	259,875,000.00	30,000,000.00
11/20/2022	—	259,762,500.00	30,000,000.00
12/20/2022	—	259,650,000.00	30,000,000.00
1/20/2023	—	259,537,500.00	30,000,000.00
2/20/2023	—	259,425,000.00	30,000,000.00
3/20/2023	—	259,312,500.00	30,000,000.00
4/20/2023	—	259,200,000.00	30,000,000.00
5/20/2023	—	259,087,500.00	30,000,000.00
6/20/2023	—	258,975,000.00	30,000,000.00
7/20/2023	—	258,862,500.00	30,000,000.00
8/20/2023	—	258,750,000.00	30,000,000.00
9/20/2023	—	258,637,500.00	30,000,000.00
10/20/2023	—	258,525,000.00	30,000,000.00
11/20/2023	—	258,412,500.00	30,000,000.00
12/20/2023	—	258,300,000.00	30,000,000.00
1/20/2024	—	258,187,500.00	30,000,000.00
2/20/2024	—	258,075,000.00	30,000,000.00
3/20/2024	—	257,962,500.00	30,000,000.00
4/20/2024	—	257,850,000.00	30,000,000.00
5/20/2024	—	257,737,500.00	30,000,000.00
6/20/2024	—	257,625,000.00	30,000,000.00
7/20/2024	—	257,512,500.00	30,000,000.00
8/20/2024	—	257,400,000.00	30,000,000.00
9/20/2024	—	257,287,500.00	30,000,000.00
10/20/2024	—	257,175,000.00	30,000,000.00
11/20/2024	—	257,062,500.00	30,000,000.00
12/20/2024	—	256,950,000.00	30,000,000.00
1/20/2025	—	256,837,500.00	30,000,000.00
2/20/2025	—	256,725,000.00	30,000,000.00
3/20/2025	—	256,612,500.00	30,000,000.00
4/20/2025	—	—	—

III-E-2

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)	Scheduled Class B Principal Balance ($)
5/20/2025	—	—	—
6/20/2025	—	—	—
7/20/2025	—	—	—
8/20/2025	—	—	—
9/20/2025	—	—	—
10/20/2025	—	—	—
11/20/2025	—	—	—
12/20/2025	—	—	—
1/20/2026	—	—	—
2/20/2026	—	—	—
3/20/2026	—	—	—
4/20/2026	—	—	—
5/20/2026	—	—	—
6/20/2026	—	—	—
7/20/2026	—	—	—
8/20/2026	—	—	—
9/20/2026	—	—	—
10/20/2026	—	—	—
11/20/2026	—	—	—
12/20/2026	—	—	—
1/20/2027	—	—	—
2/20/2027	—	—	—
3/20/2027	—	—	—
4/20/2027	—	—	—

III-E-3

SCHEDULE III-G

SERIES 2016-1 CLASS A-1 (2016) NOTES

AMORTIZATION SCHEDULE

Payment Date	Scheduled Class A-1 (2016) Principal Balance ($)
Series Closing Date	200,000,000.00
10/20/2016	200,000,000.00
11/20/2016	199,711,836.00
12/20/2016	199,422,712.00
1/20/2017	199,132,623.00
2/20/2017	198,841,568.00
3/20/2017	198,549,543.00
4/20/2017	198,256,544.00
5/20/2017	197,962,569.00
6/20/2017	197,667,613.00
7/20/2017	197,371,675.00
8/20/2017	197,074,750.00
9/20/2017	196,776,835.00
10/20/2017	196,477,927.00
11/20/2017	196,178,023.00
12/20/2017	195,877,119.00
1/20/2018	195,575,212.00
2/20/2018	195,272,299.00
3/20/2018	194,968,376.00
4/20/2018	194,663,440.00
5/20/2018	194,357,488.00
6/20/2018	194,050,515.00
7/20/2018	193,742,520.00
8/20/2018	193,433,498.00
9/20/2018	193,123,445.00
10/20/2018	192,812,360.00
11/20/2018	192,500,237.00
12/20/2018	192,187,074.00
1/20/2019	191,872,867.00
2/20/2019	191,557,612.00
3/20/2019	191,241,307.00
4/20/2019	190,923,948.00
5/20/2019	190,605,530.00
6/20/2019	190,286,051.00
7/20/2019	189,965,508.00
8/20/2019	189,643,895.00
9/20/2019	189,321,211.00
10/20/2019	188,997,451.00
11/20/2019	188,672,612.00
12/20/2019	188,346,690.00
1/20/2020	188,019,682.00
2/20/2020	187,691,584.00
3/20/2020	187,362,392.00
4/20/2020	187,032,102.00
5/20/2020	186,700,712.00
6/20/2020	186,368,217.00
7/20/2020	186,034,614.00

III-G-1

Payment Date	Scheduled Class A-1 (2016) Principal Balance ($)
8/20/2020	185,699,899.00
9/20/2020	185,364,068.00
10/20/2020	185,027,117.00
11/20/2020	184,689,044.00
12/20/2020	184,349,843.00
1/20/2021	184,009,512.00
2/20/2021	183,668,047.00
3/20/2021	183,325,443.00
4/20/2021	182,981,697.00
5/20/2021	182,636,806.00
6/20/2021	182,290,764.00
7/20/2021	181,943,570.00
8/20/2021	181,595,218.00
9/20/2021	181,245,705.00
10/20/2021	180,895,026.00
11/20/2021	180,543,179.00
12/20/2021	180,190,159.00
1/20/2022	179,835,962.00
2/20/2022	179,480,585.00
3/20/2022	179,124,023.00
4/20/2022	178,766,273.00
5/20/2022	178,407,329.00
6/20/2022	178,047,190.00
7/20/2022	177,685,850.00
8/20/2022	177,323,306.00
9/20/2022	176,959,553.00
10/20/2022	176,594,587.00
11/20/2022	176,228,405.00
12/20/2022	175,861,003.00
1/20/2023	175,492,376.00
2/20/2023	175,122,520.00
3/20/2023	174,751,431.00
4/20/2023	174,379,105.00
5/20/2023	174,005,538.00
6/20/2023	173,630,726.00
7/20/2023	173,254,664.00
8/20/2023	172,877,349.00
9/20/2023	172,498,776.00
10/20/2023	172,118,942.00
11/20/2023	171,737,841.00
12/20/2023	171,355,470.00
1/20/2024	170,971,824.00
2/20/2024	170,586,900.00
3/20/2024	170,200,692.00
4/20/2024	169,813,197.00
5/20/2024	169,424,411.00
6/20/2024	169,034,328.00
7/20/2024	168,642,945.00
8/20/2024	168,250,258.00
9/20/2024	167,856,261.00
10/20/2024	167,460,952.00
11/20/2024	167,064,324.00
12/20/2024	166,666,375.00
1/20/2025	166,267,099.00

III-G-2

Payment Date	Scheduled Class A-1 (2016) Principal Balance ($)
2/20/2025	165,866,492.00
3/20/2025	165,464,549.00
4/20/2025	165,061,267.00
5/20/2025	164,656,641.00
6/20/2025	164,250,666.00
7/20/2025	163,843,338.00
8/20/2025	163,434,651.00
9/20/2025	163,024,603.00
10/20/2025	162,613,188.00
11/20/2025	162,200,401.00
12/20/2025	161,786,238.00
1/20/2026	161,370,695.00
2/20/2026	160,953,767.00
3/20/2026	160,535,449.00
4/20/2026	160,115,737.00
5/20/2026	159,694,625.00
6/20/2026	159,272,110.00
7/20/2026	158,848,186.00
8/20/2026	158,422,850.00
9/20/2026	157,996,095.00
10/20/2026	—
11/20/2026	—
12/20/2026	—
1/20/2027	—
2/20/2027	—
3/20/2027	—
4/20/2027	—

III-G-3

SCHEDULE III-H

SERIES 2016-1 CLASS A-2 (2017) NOTES

AMORTIZATION SCHEDULE

Payment Date	Scheduled Class A-2 (2017) Principal Balance ($)
Series Closing Date	135,000,000.00
10/20/2016	135,000,000.00
11/20/2016	135,000,000.00
12/20/2016	135,000,000.00
1/20/2017	135,000,000.00
2/20/2017	135,000,000.00
3/20/2017	135,000,000.00
4/20/2017	135,000,000.00
5/20/2017	134,805,489.00
6/20/2017	134,610,330.00
7/20/2017	134,414,521.00
8/20/2017	134,218,059.00
9/20/2017	134,020,941.00
10/20/2017	133,823,167.00
11/20/2017	133,624,734.00
12/20/2017	133,425,639.00
1/20/2018	133,225,880.00
2/20/2018	133,025,456.00
3/20/2018	132,824,364.00
4/20/2018	132,622,601.00
5/20/2018	132,420,166.00
6/20/2018	132,217,055.00
7/20/2018	132,013,268.00
8/20/2018	131,808,802.00
9/20/2018	131,603,654.00
10/20/2018	131,397,822.00
11/20/2018	131,191,304.00
12/20/2018	130,984,098.00
1/20/2019	130,776,201.00
2/20/2019	130,567,611.00
3/20/2019	130,358,326.00
4/20/2019	130,148,343.00
5/20/2019	129,937,660.00
6/20/2019	129,726,275.00
7/20/2019	129,514,185.00
8/20/2019	129,301,388.00
9/20/2019	129,087,882.00
10/20/2019	128,873,665.00
11/20/2019	128,658,733.00
12/20/2019	128,443,085.00
1/20/2020	128,226,718.00
2/20/2020	128,009,629.00
3/20/2020	127,791,817.00
4/20/2020	127,573,280.00
5/20/2020	127,354,013.00
6/20/2020	127,134,016.00
7/20/2020	126,913,285.00

III-H-1

Payment Date	Scheduled Class A-2 (2017) Principal Balance ($)
8/20/2020	126,691,819.00
9/20/2020	126,469,614.00
10/20/2020	126,246,669.00
11/20/2020	126,022,981.00
12/20/2020	125,798,547.00
1/20/2021	125,573,364.00
2/20/2021	125,347,432.00
3/20/2021	125,120,746.00
4/20/2021	124,893,304.00
5/20/2021	124,665,105.00
6/20/2021	124,436,144.00
7/20/2021	124,206,421.00
8/20/2021	123,975,932.00
9/20/2021	123,744,674.00
10/20/2021	123,512,646.00
11/20/2021	123,279,844.00
12/20/2021	123,046,266.00
1/20/2022	122,811,910.00
2/20/2022	122,576,772.00
3/20/2022	122,340,851.00
4/20/2022	122,104,143.00
5/20/2022	121,866,646.00
6/20/2022	121,628,357.00
7/20/2022	121,389,275.00
8/20/2022	121,149,395.00
9/20/2022	120,908,716.00
10/20/2022	120,667,234.00
11/20/2022	120,424,947.00
12/20/2022	120,181,853.00
1/20/2023	119,937,949.00
2/20/2023	119,693,231.00
3/20/2023	119,447,698.00
4/20/2023	119,201,346.00
5/20/2023	118,954,174.00
6/20/2023	118,706,177.00
7/20/2023	118,457,353.00
8/20/2023	118,207,701.00
9/20/2023	117,957,216.00
10/20/2023	117,705,896.00
11/20/2023	117,453,738.00
12/20/2023	117,200,740.00
1/20/2024	116,946,898.00
2/20/2024	116,692,211.00
3/20/2024	116,436,674.00
4/20/2024	116,180,286.00
5/20/2024	115,923,043.00
6/20/2024	115,664,942.00
7/20/2024	115,405,981.00
8/20/2024	115,146,157.00
9/20/2024	114,885,467.00
10/20/2024	114,623,908.00
11/20/2024	114,361,477.00
12/20/2024	114,098,171.00
1/20/2025	113,833,988.00

III-H-2

Payment Date	Scheduled Class A-2 (2017) Principal Balance ($)
2/20/2025	113,568,924.00
3/20/2025	113,302,976.00
4/20/2025	113,036,142.00
5/20/2025	112,768,419.00
6/20/2025	112,499,803.00
7/20/2025	112,230,292.00
8/20/2025	111,959,882.00
9/20/2025	111,688,571.00
10/20/2025	111,416,355.00
11/20/2025	111,143,233.00
12/20/2025	110,869,199.00
1/20/2026	110,594,253.00
2/20/2026	110,318,390.00
3/20/2026	110,041,607.00
4/20/2026	109,763,902.00
5/20/2026	109,485,271.00
6/20/2026	109,205,711.00
7/20/2026	108,925,219.00
8/20/2026	108,643,793.00
9/20/2026	108,361,428.00
10/20/2026	108,078,122.00
11/20/2026	107,793,872.00
12/20/2026	107,508,674.00
1/20/2027	107,222,526.00
2/20/2027	106,935,424.00
3/20/2027	106,647,364.00
4/20/2027	—

III-H-3

SCHEDULE III-I

SERIES 2016-1 CLASS B NOTES

AMORTIZATION SCHEDULE

Payment Date	Scheduled Class B Principal Balance ($)
Series Closing Date	20,000,000.00
10/20/2016	20,000,000.00
11/20/2016	20,000,000.00
12/20/2016	20,000,000.00
1/20/2017	20,000,000.00
2/20/2017	20,000,000.00
3/20/2017	20,000,000.00
4/20/2017	20,000,000.00
5/20/2017	20,000,000.00
6/20/2017	20,000,000.00
7/20/2017	20,000,000.00
8/20/2017	20,000,000.00
9/20/2017	20,000,000.00
10/20/2017	20,000,000.00
11/20/2017	20,000,000.00
12/20/2017	20,000,000.00
1/20/2018	20,000,000.00
2/20/2018	20,000,000.00
3/20/2018	20,000,000.00
4/20/2018	20,000,000.00
5/20/2018	20,000,000.00
6/20/2018	20,000,000.00
7/20/2018	20,000,000.00
8/20/2018	20,000,000.00
9/20/2018	20,000,000.00
10/20/2018	20,000,000.00
11/20/2018	20,000,000.00
12/20/2018	20,000,000.00
1/20/2019	20,000,000.00
2/20/2019	20,000,000.00
3/20/2019	20,000,000.00
4/20/2019	20,000,000.00
5/20/2019	20,000,000.00
6/20/2019	20,000,000.00
7/20/2019	20,000,000.00
8/20/2019	20,000,000.00
9/20/2019	20,000,000.00
10/20/2019	20,000,000.00
11/20/2019	20,000,000.00
12/20/2019	20,000,000.00
1/20/2020	20,000,000.00
2/20/2020	20,000,000.00
3/20/2020	20,000,000.00
4/20/2020	20,000,000.00
5/20/2020	20,000,000.00
6/20/2020	20,000,000.00
7/20/2020	20,000,000.00
8/20/2020	20,000,000.00

III-I-1

Payment Date	Scheduled Class B Principal Balance ($)
9/20/2020	20,000,000.00
10/20/2020	20,000,000.00
11/20/2020	20,000,000.00
12/20/2020	20,000,000.00
1/20/2021	20,000,000.00
2/20/2021	20,000,000.00
3/20/2021	20,000,000.00
4/20/2021	20,000,000.00
5/20/2021	20,000,000.00
6/20/2021	20,000,000.00
7/20/2021	20,000,000.00
8/20/2021	20,000,000.00
9/20/2021	20,000,000.00
10/20/2021	20,000,000.00
11/20/2021	20,000,000.00
12/20/2021	20,000,000.00
1/20/2022	20,000,000.00
2/20/2022	20,000,000.00
3/20/2022	20,000,000.00
4/20/2022	20,000,000.00
5/20/2022	20,000,000.00
6/20/2022	20,000,000.00
7/20/2022	20,000,000.00
8/20/2022	20,000,000.00
9/20/2022	20,000,000.00
10/20/2022	20,000,000.00
11/20/2022	20,000,000.00
12/20/2022	20,000,000.00
1/20/2023	20,000,000.00
2/20/2023	20,000,000.00
3/20/2023	20,000,000.00
4/20/2023	20,000,000.00
5/20/2023	20,000,000.00
6/20/2023	20,000,000.00
7/20/2023	20,000,000.00
8/20/2023	20,000,000.00
9/20/2023	20,000,000.00
10/20/2023	20,000,000.00
11/20/2023	20,000,000.00
12/20/2023	20,000,000.00
1/20/2024	20,000,000.00
2/20/2024	20,000,000.00
3/20/2024	20,000,000.00
4/20/2024	20,000,000.00
5/20/2024	20,000,000.00
6/20/2024	20,000,000.00
7/20/2024	20,000,000.00
8/20/2024	20,000,000.00
9/20/2024	20,000,000.00
10/20/2024	20,000,000.00
11/20/2024	20,000,000.00
12/20/2024	20,000,000.00
1/20/2025	20,000,000.00
2/20/2025	20,000,000.00
3/20/2025	20,000,000.00

III-I-2

Payment Date	Scheduled Class B Principal Balance ($)
4/20/2025	20,000,000.00
5/20/2025	20,000,000.00
6/20/2025	20,000,000.00
7/20/2025	20,000,000.00
8/20/2025	20,000,000.00
9/20/2025	20,000,000.00
10/20/2025	20,000,000.00
11/20/2025	20,000,000.00
12/20/2025	20,000,000.00
1/20/2026	20,000,000.00
2/20/2026	20,000,000.00
3/20/2026	20,000,000.00
4/20/2026	20,000,000.00
5/20/2026	20,000,000.00
6/20/2026	20,000,000.00
7/20/2026	20,000,000.00
8/20/2026	20,000,000.00
9/20/2026	20,000,000.00
10/20/2026	20,000,000.00
11/20/2026	20,000,000.00
12/20/2026	20,000,000.00
1/20/2027	20,000,000.00
2/20/2027	20,000,000.00
3/20/2027	20,000,000.00
4/20/2027	—

III-I-3